WEALTH BUILDING OPPORTUNITY

ONE Fund(SM)

Annual Report
---------------------------
JUNE 30, 2002

ONE Fund, Inc.

[Logo](R)

Ohio National
Financial Services(R)

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

The past six months have been filled with recovery unfulfilled and fresh scandal unveiled. Economic news has been mixed and the long-awaited recovery may be slower than expected. The equity markets have taken it on the chin again, and the bond markets are experiencing low interest rates and a flight to quality.

The Economy
The economy continues to improve, although there are mixed signals as to the exact form the economic recovery will take. On the positive side, consumer spending remains strong, partially due to the continued refinancing of mortgages. Job growth has been flat with unemployment continuing to hover around
6.0 percent, but productivity continues to rise. Increased productivity, and the first increase in business spending on equipment since 2000, led to a 6.1 percent annual expansion of Gross Domestic Product (GDP) in the first quarter, the fastest in more than two years.

However, corporate retrenchment and layoff announcements continue, and there is no current sign that companies will begin to build inventories. Thus, the consumer is still the mainstay of the U.S. economic recovery.

Equity Markets
The S&P 500 Index(R) (the Index) (a broad measure of the U.S. stock market) finished the first quarter of the calendar year up slightly after positive economic news started a March rally. The second quarter of the calendar year results did not fare as well. April brought a decline of slightly more than 6 percent. Although the market stabilized in May, in June we saw a fresh wave of negative returns, and the Index finished down more than 7 percent. Year-to-date the Index is down more than 13 percent.

Several factors are currently at work to slow the equity markets. First, although the economy is growing, there are reasons, as outlined above, to be suspicious of how strong this growth is and whether it can be maintained. Second, and equally important, is that investor confidence continues to sink.

The corporate scandals that started with KMart, Global Crossing and Enron have expanded to include IBM, Xerox and WorldCom. Questionable leadership and accounting practices have damaged investor trust in the financial information produced by companies and their auditors. This lack of trust has resulted in brutal reductions in share price whenever a hint of impropriety about a company becomes public.

A Variety of Outlooks on Recovery
As always, there are many opinions and predictions about the direction the market will take. Some economists believe that two factors -- a slow and fragile recovery and corporate mistrust -- have caused many to suggest that results in the near future will resemble the sideways market of the mid-to late 1970s, the period which followed the last major bear market.

However, other economists suggest that this is not the case, because the three major factors that influenced the stagflation of the 1970s -- oil prices, corporate earnings and spiking interest rates -- are not present. First, while oil prices have risen dramatically since 1999, this is due to the OPEC cartel's willingness to slow production, not to any real imbalance between supply and demand. Excess capacity is beginning to flow from Russia to Oman and should provide long-term relief and alleviate concerns about rising energy prices.

Second, corporate earnings, while still suspect by many investors, could actually be rising significantly. The accounting rule already in place which forces companies to write down goodwill more quickly than in the past is, in some cases, resulting in "stealth earnings," where companies' bottom lines are actually improving even though reported earnings could be lower than previous years' earnings. Further proof is offered by the Commerce Department's production numbers, which are based on corporate tax returns. These numbers show that earnings rose nearly 18 percent in the fourth quarter of calendar year 2001.

Finally, it is unlikely that the country will experience the spike in interest rates that occurred during the 1970s. Currently, rates are near 40-year lows for both the Federal Funds rate and for Treasury Notes. The Federal Reserve Board has indicated that it wants to see solid evidence of recovery before raising rates.

Looking ahead, we are encouraged about the signs of recovery that the U.S. economy is making, and we still find many reasons to be optimistic. We appreciate your continued confidence in us, and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA, MAAA

President and Director, ONE Fund

--------------------------------------------------------------------------------

Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/02

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

  FACE                                             AMORTIZED
 AMOUNT              SHORT-TERM NOTES                COST
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (9.0%)
$577,000   American Honda Finance 1.760%
            07/16/02............................  $   576,577
 610,000   General Motors Acceptance 2.010%
            07/23/02............................      609,251
                                                  -----------
                                                    1,185,828
                                                  -----------
           CHEMICALS (4.6%)
 604,000   Dupont (E.I.) De Nemours 1.720%
            07/24/02............................      603,336
                                                  -----------
           CONSUMER PRODUCTS (12.8%)
 496,000   Cintas Corp. 1.760% 07/12/02
            4(2)(144A)..........................      495,733
 595,000   Fortune Brands 1.750% 07/12/02
            4(2)(144A)..........................      594,682
 596,000   Johnson & Johnson 1.750% 10/17/02
            4(2)(144A)..........................      592,871
                                                  -----------
                                                    1,683,286
                                                  -----------
           DRUGS/BIOTECHNOLOGY (13.3%)
 633,000   Abbott Labs 1.740% 08/21/02
            4(2)(144A)..........................      631,440
 562,000   Bristol-Myers Squibb 1.730% 07/26/02
            4(2)(144A)..........................      561,325
 567,000   Pfizer Inc. 1.730% 07/22/02
            4(2)(144A)..........................      566,428
                                                  -----------
                                                    1,759,193
                                                  -----------
           FINANCIAL SERVICES (25.2%)
 386,000   American Express 1.750% 07/19/02.....      385,662
 547,000   G.E. Capital Corp. 1.760% 07/11/02...      546,733
 100,000   G.E. Capital Corp. 1.750% 07/19/02...       99,912
 524,000   Goldman Sachs Group 1.890%
            12/02/02............................      519,763
 551,000   Merrill Lynch 1.740% 07/18/02........      550,547
 625,000   Nestle Capital Corp. 1.710% 07/10/02
            4(2)(144A)..........................      624,732
 600,000   USAA Capital Corp. 1.750% 08/15/02...      598,688
                                                  -----------
                                                    3,326,037
                                                  -----------
           FOOD & RELATED (3.7%)
 492,000   Coca-Cola Co. 1.770% 07/08/02........      491,831
                                                  -----------
           INSURANCE SERVICES (8.0%)
 427,000   Allstate Corp. 1.750% 07/01/02.......      427,000
 623,000   New York Life Capital Corp. 1.750%
            07/17/02 4(2)(144A).................      622,515
                                                  -----------
                                                    1,049,515
                                                  -----------

  FACE                                             AMORTIZED
 AMOUNT              SHORT-TERM NOTES                COST
-------------------------------------------------------------
           MEDIA & PUBLISHING (17.2%)
$637,000   Gannett Co. 1.770% 07/02/02
            4(2)(144A)..........................  $   636,969
 544,000   Knight Rider 1.730% 07/25/02
            4(2)(144A)..........................      543,373
 494,000   Scripps (E.W.) Company 1.840%
            07/03/02 4(2)(144A).................      493,950
 599,000   Washington Post Co. 1.810% 07/15/02
            4(2)(144A)..........................      598,585
                                                  -----------
                                                    2,272,877
                                                  -----------
           RETAIL (2.6%)
 345,000   Wal-Mart Stores 1.710% 07/09/02
            4(2)(144A)..........................      344,869
                                                  -----------
           TELECOMMUNICATIONS & RELATED (3.7%)
 490,000   BellSouth Corp. 1.730% 07/29/02
            4(2)(144A)..........................      489,340
                                                  -----------
           TOTAL SHORT-TERM NOTES (100.1%)......  $13,206,112
                                                  -----------

  FACE                                               FAIR
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (0.3%)
$ 43,000   US Bank Repo 1.350% 07/01/02
            Repurchase Price: $43,005
            Collateralized by FHR
            Market Value: $43,862
            Face Value: $44,179
            Due: 10/15/31
            Interest: 3.04%.....................  $    43,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (0.3%)...  $    43,000
                                                  -----------
           TOTAL INVESTMENTS (100.4%)
            (COST $13,249,112) (a)..............  $13,249,112
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.4%).................      (61,692)
                                                  -----------
           NET ASSETS (100.0%)..................  $13,187,420
                                                  ===========

---------------

4(2)(144A)  Security exempt from registration under Section 4(2) of the
            Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144. At the period end, the value of these securities amounted to $7,796,812 or 59.12% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
       (a) Represents cost for federal income tax and financial reporting purposes.

FHR -- Freddie Mac Remic

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                                   June 30, 2002

Assets:
  Investments in securities, at
    amortized cost......................     $13,249,112
  Cash..................................             666
  Other.................................             491
                                             -----------
    Total assets........................      13,250,269
                                             -----------
Liabilities:
  Payable for investment management
    services (note 3)...................           1,617
  Accrued 12b-1 fees....................           4,214
  Accrued audit expense.................           7,462
  Accrued registration expense..........          10,701
  Accrued accounting and transfer agent
    expenses............................          15,718
  Accrued printing and proxy expenses...           5,496
  Other accrued expenses................           4,457
  Dividends payable.....................          13,184
                                             -----------
    Total liabilities...................          62,849
                                             -----------
Net assets..............................     $13,187,420
                                             ===========
Net assets consist of:
  Par value, $.001 per share............     $    13,187
  Paid-in capital in excess of par
    value...............................      13,161,049
  Undistributed net investment income...          13,184
                                             -----------
Net assets..............................     $13,187,420
                                             ===========
Shares outstanding......................      13,187,420
Net asset value per share...............     $      1.00
                                             ===========
Maximum offering price per share........     $      1.00
                                             ===========

 STATEMENT OF OPERATIONS

                                                        Year Ended June 30, 2002

Investment income:
  Interest.....................................  $332,635
                                                 --------
    Total investment income....................   332,635
                                                 --------
Expenses:
  Management fees (note 3).....................    40,760
  12b-1 fees...................................    20,380
  Custodian fees...............................     5,304
  Directors' fees..............................     2,404
  Professional fees............................    11,500
  Transfer agent and accounting fees...........    58,647
  Filing fees..................................    14,000
  Printing, proxy and postage fees.............     6,786
  Other........................................     1,453
                                                 --------
    Total expenses.............................   161,234
                                                 --------
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3)...........   (22,824)
                                                 --------
    Net expenses...............................   138,410
                                                 --------
    Net investment income......................   194,225
                                                 --------
    Net increase in net assets from
      operations...............................  $194,225
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED JUNE 30,
                                                              ----------------------------
                                                                 2002             2001
                                                              -----------     ------------
From operations:
  Net investment income.....................................  $   194,225     $    705,623
                                                              -----------     ------------
      Net increase in net assets from operations............      194,225          705,623
                                                              -----------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (189,859)        (702,573)
  Return of capital.........................................       (4,366)          (3,050)
                                                              -----------     ------------
    Total dividends and distributions.......................     (194,225)        (705,623)
                                                              -----------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    5,746,214       12,396,462
  Received from dividends reinvested........................      108,831          389,881
  Paid for shares redeemed..................................   (7,593,876)     (12,794,613)
                                                              -----------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (1,738,831)          (8,270)
                                                              -----------     ------------
         Decrease in net assets.............................   (1,738,831)          (8,270)
Net Assets:
  Beginning of year.........................................   14,926,251       14,934,521
                                                              -----------     ------------
  End of year (a)...........................................  $13,187,420     $ 14,926,251
                                                              ===========     ============
  (a) Includes undistributed net investment income of.......  $    13,184     $     17,550
                                                              ===========     ============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of
  capital stock outstanding throughout the year):
Net asset value, beginning of year..........................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income (loss) from investment operations:
  Net investment income.....................................    0.01       0.05       0.05       0.04       0.05
  Less distributions:
    Distributions from net investment income................   (0.01)     (0.05)     (0.05)     (0.04)     (0.05)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======     ======     ======     ======     ======
Total return................................................    1.40%      4.96%      4.98%      4.44%      4.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $ 13.2     $ 14.9     $ 14.9     $ 16.8     $ 16.4
Ratio to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................    1.02%      1.07%      0.94%      0.88%      0.88%
    Net investment income...................................    1.43%      4.85%      4.83%      4.36%      4.81%
  Ratio assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................    1.19%      1.27%      1.08%      1.03%      1.03%

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.
 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                     7.07%          3.79%
Five-year                    5.36%          4.71%
Since inception
  (8/18/92)                  5.71%          5.40%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income Portfolio returned 7.07% (without sales charge) for the year ending June 30, 2002 versus 8.66% for the Lehman Brothers Govt./Corp. Bond Index-Intermediate (Index).

The Portfolio exceeded the Index from December 31, 2001 to June 30, 2002 by 0.55%, 4.33% versus 3.78% for the Index. Our portfolio has a higher concentration of "BBB" rated securities and has a duration somewhat shorter than the Index so we tend to outperform as interest rates increase and lower rated corporate bonds improve in creditworthiness.

Provided the economy continues to improve, or we expect the stock market achieves the same level of stability, our Portfolio should improve favorably with the Index over the existing year.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                           INCOME PORTFOLIO (WITH MAX.
                                           SALES CHARGE IMPOSED AT THE
                                           TIME OF INITIAL INVESTMENT)           LEHMAN BROS.
                                              (COMMENCED OPERATIONS      GOVT./CORPORATE BOND INDEX -    MERRILL LYNCH CORPORATE
                                                AUGUST 18, 1992)                 INTERMEDIATE                  BOND INDEX
                                           ---------------------------   ----------------------------    -----------------------
8/92                                                $   9700                      $  10000                      $  10000
                                                     9757.23                         10100                       10073.6
6/93                                                 10826.6                       10727.2                       10897.7
                                                     11050.7                       10987.9                       11293.9
6/94                                                 10408.7                         10700                       10932.9
                                                     10449.3                       10774.9                       12006.5
6/95                                                 11620.6                       11809.3                       13487.5
                                                     12201.7                       12426.9                       14387.3
6/96                                                 12150.4                       12400.8                       14243.7
                                                     12771.3                       12930.3                       14982.9
6/97                                                 13158.3                       13296.3                       15464.2
                                                     13809.6                       13947.8                       16267.4
6/98                                                 14281.9                       14426.2                         16889
                                                     14738.9                       15117.2                       17647.6
6/99                                                 14659.3                       15029.5                       17447.7
                                                     14619.8                       15175.3                       17581.9
6/00                                                 14915.1                       15662.4                       18020.3
                                                     15395.4                       16708.7                       19417.1
6/01                                                 15952.7                       17280.1                       20471.4
                                                     16370.6                       18092.3                       21443.8
6/02                                                   17079                       18776.2                       22145.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the indices. The indices are unmanaged and therefore do not reflect the cost of portfolio management or trading. Neither the portfolio nor the indices are open to direct investment.

Merrill Lynch Corp. Bond Index 1-10 year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

The Lehman Brothers Govt/Corp Bond Index-Intermediate is now being used as the benchmark because the Portfolio's investments more closely resemble the securities represented by this index.

The Lehman Brothers Govt/Corp Bond Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

 TOP 10 BOND HOLDINGS AS OF JUNE 30, 2002*+

                                       % of Net Assets
 1.  Texas Utilities Electric Co.
     7.480% 01/01/17                         5.6
 2.  Mirage Resorts Inc. 6.750%
     2/1/08                                  5.3
 3.  ITT Corp. 6.750% 11/15/05               5.3
 4.  Watson Pharmaceuticals Inc.
     7.125% 5/15/08                          5.2
 5.  Delta Airlines 7.700% 12/15/05          5.0
 6.  Computer Sciences Corp. 7.375%
     6/15/11                                 4.9
 7.  El Paso Electric Co. 8.900%
     2/1/06                                  4.8
 8.  IBP Inc. 7.950% 2/01/10                 4.7
 9.  Santa Fe Pacific Gold 8.375%
     7/1/05                                  4.5
10.  Illinois Central Gulf Railroad
     6.750% 5/15/03                          4.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  Utilities                              15.0
 2.  Hotel/Lodging                          14.1
 3.  Transportation & Equipment              9.6
 4.  Computer & Related                      9.4
 5.  Government                              8.9

---------------

* Excludes Short-Term Holdings.
+ Composition of Portfolio is subject to change.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

   FACE                                               FAIR
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             CHEMICALS (6.8%)
$  250,000   Lyondell Chemicals Inc. 9.625%
              05/01/07...........................  $  239,375
   300,000   Mississippi Chemical Corp. 7.250%
              11/15/07...........................     145,500
                                                   ----------
                                                      384,875
                                                   ----------
             COMMUNICATIONS (1.8%)
   100,000   Comcast Cable Communications 8.375%
              05/01/07...........................     102,520
                                                   ----------
             COMPUTER & RELATED (4.9%)
   250,000   Computer Sciences Corp. 7.375%
              06/15/11...........................     273,799
                                                   ----------
             DRUGS/BIOTECHNOLOGY (5.2%)
   300,000   Watson Pharmaceuticals Inc. 7.125%
              05/15/08...........................     295,200
                                                   ----------
             FOOD & RELATED (4.7%)
   250,000   IBP Inc. 7.950% 02/01/10............     265,326
                                                   ----------
             HOTEL/LODGING (14.1%)
   200,000   Hilton Hotels Corp. 7.200%
              12/15/09...........................     195,123
   300,000   ITT Corp. 6.750% 11/15/05...........     296,640
   300,000   Mirage Resorts Inc. 6.750%
              02/01/08...........................     298,565
                                                   ----------
                                                      790,328
                                                   ----------
             MACHINERY (3.8%)
   200,000   Briggs & Stratton 8.875% 03/15/11...     211,000
                                                   ----------
             MEDICAL & RELATED (4.5%)
   250,000   Bergen Brunswig Corp. 7.375%
              01/15/03...........................     250,625
                                                   ----------
             METALS & MINING (4.7%)
   250,000   Santa Fe Pacific Gold 8.375%
              07/01/05...........................     263,671
                                                   ----------
             OIL, ENERGY & NATURAL GAS (5.4%)
   200,000   PDV America, Inc. 7.875% 08/01/03...     201,539
   100,000   Seagull Energy Inc. 7.875%
              08/01/03...........................     100,625
                                                   ----------
                                                      302,164
                                                   ----------
             TRANSPORTATION & EQUIPMENT (5.0%)
   200,000   ABC Rail Products Corp. 10.500%
              12/31/04 (b).......................          20
   300,000   Delta Airlines 7.700% 12/15/05......     281,225
                                                   ----------
                                                      281,245
                                                   ----------
             UTILITIES (15.0%)
   250,000   El Paso Electric Co. 8.900%
              02/01/06...........................     271,931
   200,000   Niagra Mohawk Power Corp. 7.750%
              10/01/08...........................     224,800
    35,236   Puget Power 6.450% 04/11/05.........      36,209
   300,000   Texas Utilities Electric Co. 7.480%
              01/01/17...........................     312,486
                                                   ----------
                                                      845,426
                                                   ----------
             TOTAL LONG-TERM BONDS & NOTES
              (75.9%)............................  $4,266,179
                                                   ----------

   FACE                                               FAIR
  AMOUNT           SHORT-TERM BONDS & NOTES          VALUE
-------------------------------------------------------------
             GOVERNMENT (8.9%)
$  500,000   US Treasury Note 6.375% 8/10/02.....  $  503,190
             COMPUTER & RELATED (4.5%)
   250,000   IBM Corp. 7.250% 11/01/02...........     254,323
             FORESTRY & PAPER PRODUCTS (4.5%)
   250,000   ITT Rayanier Inc. 7.500% 10/15/02...     253,958
             TRANSPORTATION & EQUIPMENT (4.6%)
   250,000   Illinois Central Gulf Railroad
              6.750% 5/15/03.....................     258,982
                                                   ----------
             TOTAL SHORT-TERM NOTES (22.5%)......  $1,270,453
                                                   ----------

   FACE                                               FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (0.8%)
$   45,000   US Bank 1.350% 07/01/02
              Repurchase Price: $45,005
              Collateralized by FHR
              Market Value: $45,902
              Face Value: $46,234 Due: 10/15/31
              Interest: 3.04%....................  $   45,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS
              (0.8%).............................  $   45,000
                                                   ----------
             TOTAL INVESTMENTS (99.2%)
              (COST $5,807,164) (a)..............  $5,581,632
                                                   ----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.8%).................      42,920
                                                   ----------
             NET ASSETS (100.0%).................  $5,624,552
                                                   ==========

---------------

(a) Represents cost for federal income tax and financial reporting purposes.
(b)  Represents a defaulted security.
FHR -- Freddie Mac Remic

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2002

Assets:
  Investments in securities, at fair value
    (Cost $5,807,164)........................  $5,581,632
  Cash.......................................         516
  Dividends and accrued interest
    receivable...............................     112,462
                                               ----------
    Total assets.............................   5,694,610
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       1,618
  Accrued 12b-1 fees.........................       2,769
  Accrued audit expense......................       7,530
  Accrued registration expense...............       5,220
  Accrued accounting and transfer agent
    expenses.................................      17,726
  Accrued printing and proxy expenses........       2,969
  Other accrued expenses.....................       3,691
  Dividends payable..........................      28,535
                                               ----------
    Total liabilities........................      70,058
                                               ----------
Net assets...................................  $5,624,552
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      598
  Paid-in capital in excess of par value.....   5,849,864
  Accumulated net realized loss on
    investments..............................        (378)
  Net unrealized depreciation on
    investments..............................    (225,532)
                                               ----------
Net assets...................................  $5,624,552
                                               ==========
Shares outstanding...........................     597,779
Net asset value per share....................  $     9.41
                                               ==========
Maximum offering price per share
  ($9.41/97%)................................  $     9.70
                                               ==========

 STATEMENT OF OPERATIONS

                                                        Year Ended June 30, 2002

Investment income:
  Interest.....................................  $428,394
                                                 --------
    Total investment income....................   428,394
                                                 --------
Expenses:
  Management fees (note 3).....................    28,505
  12b-1 fees...................................    14,253
  Custodian fees...............................     5,001
  Directors' fees..............................       901
  Professional fees............................     7,902
  Transfer agent and accounting fees...........    31,684
  Filing fees..................................     5,819
  Printing, proxy and postage fees.............     2,644
  Other........................................       178
                                                 --------
    Total expenses.............................    96,887
                                                 --------
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3)...........   (10,066)
                                                 --------
    Net expenses...............................    86,821
                                                 --------
    Net investment income......................   341,573
                                                 --------
  Realized and unrealized gain (loss) on
    investments:
    Net realized gain on investments...........     4,150
    Change in unrealized appreciation
      (depreciation) on investments............    47,740
                                                 --------
      Net gain on investments..................    51,890
                                                 --------
      Net increase in net assets from
         operations............................  $393,463
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED JUNE 30,
                                                              -------------------------
                                                                 2002           2001
                                                              ----------     ----------
From operations:
  Net investment income.....................................  $  341,573     $  356,680
  Net realized gain on investments..........................       4,150         18,789
  Change in unrealized appreciation (depreciation) on
    investments.............................................      47,740         10,459
                                                              ----------     ----------
      Net increase in net assets from operations............     393,463        385,928
                                                              ----------     ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (341,573)      (356,680)
                                                              ----------     ----------
From capital share transactions (note 4):
  Received from shares sold.................................      53,837         83,175
  Received from dividends reinvested........................      43,717         53,594
  Paid for shares redeemed..................................    (237,147)      (276,237)
                                                              ----------     ----------
      Decrease in net assets derived from capital share
       transactions.........................................    (139,593)      (139,468)
                                                              ----------     ----------
         Decrease in net assets.............................     (87,703)      (110,220)
Net Assets:
  Beginning of year.........................................   5,712,255      5,822,475
                                                              ----------     ----------
  End of year...............................................  $5,624,552     $5,712,255
                                                              ==========     ==========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                              ------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $ 9.33     $ 9.28     $ 9.69     $ 9.99     $ 9.75
Income (loss) from investment operations:
  Net investment income.....................................    0.56       0.58       0.57       0.57       0.59
  Net realized and unrealized gain (loss) on investments....    0.08       0.05      (0.41)     (0.30)      0.24
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    0.64       0.63       0.16       0.27       0.83
                                                              ------     ------     ------     ------     ------
Less distributions:
  Distributions from net investment income..................   (0.56)     (0.58)     (0.57)     (0.57)     (0.59)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.56)     (0.58)     (0.57)     (0.57)     (0.59)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $ 9.41     $ 9.33     $ 9.28     $ 9.69     $ 9.99
                                                              ======     ======     ======     ======     ======
Total return................................................    7.07%      6.95%      1.75%      2.65%      8.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $  5.6     $  5.7     $  5.8     $  6.4     $  6.9
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................    1.52%      1.57%      1.51%      1.40%      1.39%
    Net investment income...................................    5.99%      6.19%      6.01%      5.70%      5.91%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................    1.70%      1.81%      1.66%      1.55%      1.54%
  Portfolio turnover rate...................................       0%        17%        10%         4%        40%

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stocks.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                      (13.67)%       (18.29)%
Five-year                      (0.95)%        (2.04)%
Since inception
  (8/18/92)                     6.19%          5.60%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income & Growth Portfolio returned (13.67)% (without sales charge) for the year ending June 30, 2002 versus (10.48)% for the combined 70% S&P 500/30% Merrill Lynch Bond Corp. Index.

The second quarter marked the beginning of a seemingly relentless slide in the markets that continues as of this writing. The quadruple whammy of corporate scandal, fear of renewed terrorist attacks, potential nuclear war between India and Pakistan and the possibility of a "double dip" recession weighed heavily on U.S. equities. The markets began their slide during the middle of March as pre-announcement season began and by quarter end the S&P 500 Index had fallen 13.4%.

Investors are clearly not focusing on valuation (an important part of our process), but rather are influenced by headlines, lawsuits, SEC investigations and television talk shows. We have witnessed near cataclysmic multiple contractions in many of our stocks where there have been minor or no earnings cuts. For a variety of reasons, the market has decided to punish immediately and harshly, stocks with any whiff of some problem, be it manufacturing, FDA, legal, etc.

More generally, our performance this year can be traced to several factors. First, we've had some bad luck. We typically get one stock that blows up on us each quarter, but this year we've had seven or eight. In the beginning of the year (after a strong advance in the fourth quarter 2001) we were concerned about valuations across many sectors, and thought several healthcare stocks were trading at attractive levels. One by one, stock-specific problems arose--which we could not anticipate--and Bristol Myers and Ivax took turns hurting our performance. At the same time, we believed Consumer Staples stocks were very unattractive on valuation, and not owning those stocks (Coke, Gillette, Philip Morris, etc.) also hurt our relative performance. The only stock we held in this group was Procter & Gamble. We also found value in some areas of technology, but we misjudged the enormous rotation out of technology (and healthcare) into consumer product companies. In fact, for the year to date thru June, the Tech sector (where we were slightly overweighted versus the Index) has declined 32% (worst sector) and Healthcare (overweighted) has fallen 18%, as contrasted with the Consumer Staples sector (underweighted), which is up 3%.

Second, we underestimated the ripple effects of Enron. Tyco was one of the first to be attacked on accounting concerns, but there were many others, including IBM, Flextronics, Xcel, EDS, and El Paso. Studying the debt structure and creditworthiness of companies to anticipate a downgrade by Moodys or S&P has never been a component of our process, but we're starting to pay more attention to the credit side now. At the beginning of the year we were also nervous about our companies' exposure to asbestos suits. We avoided the auto industry and other basic manufacturing companies (except Lear) because all of them have exposure. After initial gyrations, the group has outperformed for the year. We did hold on to certain stocks which have exposure, specifically Viacom and Pfizer, believing their reserves and insurance more than adequately covered their assumed liabilities. Unfortunately, when dealing with the American jury system, one can never overestimate the cost of settling personal injury lawsuits.

Third, we have always looked for growth in our investment approach, and sustainable growth has not been easy to find this year, nor has growth been rewarded where we did find it. There have been few real positive estimate revisions the way we define them since the first quarter of 2000, which causes us for the time being to rely more heavily on the valuation side of our process. This stood us in good stead in 2000 and 2001 when we outperformed the benchmark, but has not been as successful in the current year.

Looking ahead, we believe our Portfolio will do well if we get real economic recovery, which we think is most likely. If we're in for a double dip, as some pundits predict, we may have to endure some more pain. We do think stocks such as Microsoft and Hewlett-Packard are valued too low, and we can make positive cases for stocks like Cisco Systems and EDS. We acknowledge that there will be periods, such as the one in which we are right now, when fundamental performance will not be rewarded by the market. We will hold to our discipline, however, as we firmly believe that identifying stocks with attractive valuations and better than expected fundamentals is the appropriate way to produce superior long term returns.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                            INCOME & GROWTH PORTFOLIO
                                             (WITH MAX. SALES CHARGE
                                          IMPOSED AT THE TIME OF INITIAL
                                              INVESTMENT) (COMMENCED        S&P 500 & ML CORP BOND         RUSSELL 3000 & LB
                                           OPERATIONS AUGUST 18, 1992)          INDEX COMBINED         GOVT/CREDIT INTER COMBINED
                                          ------------------------------    ----------------------     --------------------------
8/92                                                 $  9500                       $  10000                    $  10000
                                                      9487.7                        10460.3                     10622.2
6/93                                                 10686.9                        11069.9                     11192.6
                                                     11146.4                        11572.7                     11712.2
6/94                                                 10766.3                        11184.7                     11263.5
                                                     11066.7                        11897.8                     11660.1
6/95                                                 12856.2                        14016.3                     13569.5
                                                       13796                        15707.7                     15178.7
6/96                                                 14725.8                        16782.2                     16216.8
                                                     15976.1                        18416.7                     17121.5
6/97                                                 18016.2                          21237                     19395.5
                                                     19635.9                        23140.7                     21286.7
6/98                                                 20682.5                        26274.7                     23742.3
                                                     20359.8                        28326.4                     25363.2
6/99                                                 21660.8                        30684.9                       27336
                                                     22637.7                        32411.8                     31412.9
6/00                                                 24385.3                        32556.7                     31924.3
                                                     21356.7                        31326.5                     33936.1
6/01                                                 19823.3                        30367.6                     38503.3
                                                     19224.6                        29620.6                     37512.6
6/02                                                 17115.7                        27184.6                     41146.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the indices. The indices are unmanaged and therefore do not reflect the cost of portfolio management or trading. Neither of the indices are open to direct investment.

S&P 500 & Merrill Lynch Corp. Bond Index, the Portfolio's benchmark, is a blend based on 70% S&P 500 Index and 30% Merrill Lynch Corporate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Merrill Lynch Corp. Bond Index is U.S. Corporate investment grade intermediate bonds with a maturity range of 5 to 7 years.

Russell 3000 & LB Gov./Corp. Intermediate Bond Index is a blend based on 70% Russell 3000 Index and 30% Lehman Brothers Government/Corporate Intermediate Bond. The Russell 3000 measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization. The Lehman Brothers Gov./Corp. Intermediate Bond Index represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2002*+

                                       % of Net Assets
 1.  PDV America Inc. 7.875% 8/1/03          4.2
 2.  S&P 500 Depository Receipt              3.2
 3.  Pool Energy Services 8.625%
     4/01/08                                 3.0
 4.  U.S. Treasury Note 5.000%
     2/15/11                                 2.8
 5.  Trinet Corp. Realty 6.750%
     3/1/03                                  2.5
 6.  JP Morgan Chase and Co.                 2.3
 7.  Northrop Grumman Corp.                  2.2
 8.  General Electric Co.                    2.1
 9.  Target Corp.                            2.1
10.  Bank of America Corp.                   2.0

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  Oil, Energy & Natural Gas              15.7
 2.  Financial Services                     10.1
 3.  Retail                                  6.5
 4.  Banking                                 4.7
 5.  Medical & Related                       4.5

---------------
* Excludes Short-Term Holdings.

+ Composition of Portfolio is subject to change.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           AEROSPACE (3.5%)
   1,275   Northrop Grumman Corp. ...............  $  159,375
   2,000   Textron Inc. .........................      93,800
                                                   ----------
                                                      253,175
                                                   ----------
           BANKING (4.7%)
   2,050   Bank of America Corp. ................     144,238
   3,300   Fleet Boston Financial Corp. .........     106,755
   3,000   Mellon Financial Corp. ...............      94,290
                                                   ----------
                                                      345,283
                                                   ----------
           BUILDING & CONSTRUCTION (1.6%)
   4,300   Masco Co. ............................     116,573
                                                   ----------
           CHEMICALS (1.2%)
   1,700   Air Products & Chemicals Inc. ........      85,799
                                                   ----------
           CONSUMER PRODUCTS (3.3%)
   2,000   Johnson & Johnson Co. ................     104,520
   1,500   Procter & Gamble......................     133,950
                                                   ----------
                                                      238,470
                                                   ----------
           COMPUTER & RELATED (4.3%)
   4,600   *Cisco Systems Inc. ..................      64,170
   2,500   Electronic Data Systems Corp. ........      92,875
   3,700   Hewlett-Packard Co. ..................      56,536
   1,350   IBM Corp. ............................      97,200
                                                   ----------
                                                      310,781
                                                   ----------
           COMPUTER SOFTWARE (0.8%)
   1,000   *Microsoft Corp. .....................      54,700
                                                   ----------
           DIVERSIFIED MANUFACTURING (3.5%)
   1,625   *American Standard Co. ...............     122,038
   2,000   Honeywell Int'l Inc. .................      70,460
     500   *SPX Corp. ...........................      58,750
                                                   ----------
                                                      251,248
                                                   ----------
           DRUGS/BIOTECHNOLOGY (3.3%)
   2,200   Abbott Labs...........................      75,300
   2,200   Bristol-Myers Squibb..................      56,540
   3,050   Pfizer Inc. ..........................     106,750
                                                   ----------
                                                      238,590
                                                   ----------
           ELECTRICAL EQUIPMENT (2.1%)
   5,300   General Electric Co. .................     153,965
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (2.9%)
   4,600   Intel Corp. ..........................      84,042
   2,000   *International Rectifier Corp. .......      58,300
   3,000   Texas Instruments.....................      71,100
                                                   ----------
                                                      213,442
                                                   ----------
           FINANCIAL SERVICES (7.9%)
   3,000   American Express Co. .................     108,960
   2,100   Citigroup Inc. .......................      81,375
     800   Fannie Mae............................      59,000
     550   Federal Home Loan Mortgage Corp. .....      33,660
   1,950   Franklin Resources Inc. ..............      83,148
     500   Goldman Sachs Group Inc. .............      36,675
   5,000   JP Morgan Chase & Co. ................     169,600
                                                   ----------
                                                      572,418
                                                   ----------

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           FOOD & RELATED (1.2%)
   1,775   PepsiCo Inc. .........................  $   85,555
      30   Smucker (J.M.) Co. ...................       1,024
                                                   ----------
                                                       86,579
                                                   ----------
           INSURANCE SERVICES (2.8%)
   1,147   American Int'l Group..................      78,260
     900   Chubb Corp. ..........................      63,720
     700   Hartford Financial Services...........      41,629
     425   Lincoln National Corp. ...............      17,850
                                                   ----------
                                                      201,459
                                                   ----------
           MACHINERY (1.4%)
   1,000   Black & Decker........................      48,200
     350   Caterpillar Inc. .....................      17,133
     800   Deere & Co. ..........................      38,320
                                                   ----------
                                                      103,653
                                                   ----------
           MEDICAL & RELATED (4.5%)
   1,200   *Amgen Inc. ..........................      50,256
   3,000   Becton Dickinson Co. .................     103,350
   2,000   Baxter International Inc. ............      88,900
   1,400   Cardinal Health Inc. .................      85,974
                                                   ----------
                                                      328,480
                                                   ----------
           METAL & MINING (1.7%)
   3,700   Alcoa Inc. ...........................     122,655
                                                   ----------
           MULTIMEDIA (1.0%)
   2,200   *AOL Time Warner Inc. ................      32,362
   1,000   *Viacom Inc. CL B.....................      44,370
                                                   ----------
                                                       76,732
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.1%)
     750   ChevronTexaco Corp. ..................      66,375
   3,000   Conoco Inc. ..........................      83,400
     320   El Paso Corp. ........................       6,595
   2,000   EOG Resources Inc. ...................      79,400
   3,100   Marathon Oil Corp. ...................      84,072
   1,400   Phillips Petroleum Co. ...............      82,432
   2,000   Praxair Inc. .........................     113,940
                                                   ----------
                                                      516,214
                                                   ----------
           RETAIL (6.5%)
   2,000   *Federated Dept. Stores...............      79,400
   2,300   Lowes Companies.......................     104,420
   4,000   Target Corp. .........................     152,400
   2,500   Wal-Mart Stores Inc. .................     137,525
                                                   ----------
                                                      473,745
                                                   ----------
           TELECOMMUNICATIONS & RELATED (1.8%)
   1,000   *Qualcom Inc. ........................      27,490
   2,500   Sprint Corp. .........................      26,525
   2,000   Verizon Communications................      80,300
                                                   ----------
                                                      134,315
                                                   ----------
           UTILITIES (0.9%)
   3,000   *Calpine Corp. .......................      21,090
   2,500   Xcel Energy Inc. .....................      41,925
                                                   ----------
                                                       63,015
                                                   ----------
           TOTAL U.S. COMMON STOCKS (68.0%)......  $4,941,291
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           BERMUDA (0.7%)
           DIVERSIFIED MANUFACTURING (0.7%)
   4,000   Tyco International Ltd. ..............  $   54,040
                                                   ----------
           SINGAPORE (0.3%)
           ELECTRONICS/SEMICONDUCTORS (0.3%)
   3,000   Flextronics Int'l.....................      21,390
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (1.0%)....      75,430
                                                   ----------
           TOTAL COMMON STOCKS (69.0%)...........  $5,016,721
                                                   ----------

                                                      FAIR
 SHARES             DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
   2,375   S&P 500 Depository Receipt............  $  235,030
                                                   ----------
           TOTAL DEPOSITORY RECEIPTS (3.2%)......  $  235,030
                                                   ----------

                                                      FAIR
 SHARES               PREFERRED STOCKS               VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (1.9%)
   4,000   National Australia Bank...............  $  139,800
                                                   ----------
           TOTAL PREFERRED STOCKS (1.9%).........  $  139,800
                                                   ----------

  FACE                                                FAIR
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (2.8%)
$200,000   U.S. Treasury Note 5.000% 02/15/11....  $  203,448
                                                   ----------
           BUSINESS SERVICES (1.4%)
 100,000   Cendant Corp. 7.750% 12/01/03.........     102,713
                                                   ----------
           CABLE TV (1.4%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     102,520
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.6%)
 300,000   PDV America Inc. 7.875% 08/01/03......  $  302,308
 200,000   Pool Energy Services 8.625%
            04/01/08.............................     214,743
 100,000   Transocean Inc. 6.750% 04/15/05.......     105,666
                                                   ----------
                                                      622,717
                                                   ----------

  FACE                                                FAIR
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           RESTAURANTS (1.4%)
 100,000   Tricon Global Restaurants 7.450%
            05/15/05.............................     102,000
                                                   ----------
           UTILITIES (1.5%)
 100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08......................     112,400
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES
            (17.1%)..............................  $1,245,798
                                                   ----------

  FACE                                               FAIR
 AMOUNT          SHORT-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           INSURANCE (1.6%)
$114,000   AIG Funding Inc. 1.870% 07/01/02.....  $   114,000
                                                  -----------
           FINANCIAL SERVICES (2.2%)
 155,000   Equifax Inc. 6.500% 06/15/03.........      160,013
                                                  -----------
           FORESTRY & PAPER PRODUCTS (3.5%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02....      253,958
                                                  -----------
           REAL ESTATE (2.5%)
 180,000   Trinet Corp Realty 6.750% 03/01/03...      179,661
                                                  -----------
           TOTAL SHORT-TERM BONDS & NOTES
            (9.8%)..............................  $   707,632
                                                  -----------
           TOTAL INVESTMENTS (101.0%)
            (COST $7,987,115)(a)................  $ 7,344,981
                                                  -----------
           LIABILITIES, NET OF
            CASH & RECEIVABLES (-1.0%)..........      (73,956)
                                                  -----------
           NET ASSETS (100.0%)..................  $ 7,271,025
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for federal income tax and financial reporting purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2002


Assets:
  Investments in securities, at fair value
    (Cost $7,987,115)........................  $7,344,981
  Cash.......................................         640
  Dividends and accrued interest
    receivable...............................      39,960
                                               ----------
    Total assets.............................   7,385,581
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       2,161
  Accrued 12b-1 fees.........................       4,801
  Accrued audit expense......................       8,506
  Accrued registration expense...............      21,436
  Accrued accounting and transfer agent
    expenses.................................      32,407
  Accrued printing and proxy expenses........       6,055
  Other accrued expenses.....................       7,422
  Dividends payable..........................      31,768
                                               ----------
    Total liabilities........................     114,556
                                               ----------
Net assets...................................  $7,271,025
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      795
  Paid-in capital in excess of par value.....   8,025,091
  Accumulated net realized loss on
    investments..............................    (112,727)
  Net unrealized depreciation on
    investments..............................    (642,134)
                                               ----------
Net assets...................................  $7,271,025
                                               ==========
Shares outstanding...........................     794,683
Net asset value per share....................  $     9.15
                                               ==========
Maximum offering price per share
  ($9.15/95%)................................  $     9.63
                                               ==========

 STATEMENT OF OPERATIONS

                                                        Year Ended June 30, 2002


Investment income:
  Interest...................................  $   147,065
  Dividends..................................       91,194
                                               -----------
    Total investment income..................      238,259
                                               -----------
Expenses:
  Management fees (note 3)...................       42,305
  12b-1 fees.................................       21,157
  Custodian fees.............................        5,025
  Directors' fees............................        1,894
  Professional fees..........................        8,936
  Transfer agent and accounting fees.........       40,551
  Filing fees................................       13,457
  Printing, proxy and postage fees...........        5,490
  Other......................................          368
                                               -----------
    Total expenses...........................      139,183
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3).........      (14,673)
                                               -----------
    Net expenses.............................      124,510
                                               -----------
    Net investment income....................      113,749
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on investments...........     (114,236)
  Change in unrealized appreciation
    (depreciation) on investments............   (1,195,068)
                                               -----------
    Net loss on investments..................   (1,309,304)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(1,195,555)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              ---------------------------
                                                                 2002            2001
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $   113,749     $   101,786
  Net realized gain (loss) on investments...................     (114,236)        350,862
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (1,195,068)     (2,610,754)
                                                              -----------     -----------
    Net decrease in net assets from operations..............   (1,195,555)     (2,158,106)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (113,212)       (101,722)
  Capital gains distributions...............................      (83,043)     (1,282,931)
                                                              -----------     -----------
    Total dividends and distributions.......................     (196,255)     (1,384,653)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................      289,195         572,769
  Received from dividends reinvested........................      135,863       1,310,376
  Paid for shares redeemed..................................   (1,026,929)     (1,640,585)
                                                              -----------     -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     (601,871)        242,560
                                                              -----------     -----------
      Decrease in net assets................................   (1,993,681)     (3,300,199)
Net Assets:
  Beginning of year.........................................    9,264,706      12,564,905
                                                              -----------     -----------
  End of year (a)...........................................  $ 7,271,025     $ 9,264,706
                                                              ===========     ===========
  (a) Includes undistributed net investment income of.......  $         0     $       175
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                               YEARS ENDED JUNE 30,
                                                              -------------------------------------------------------
                                                               2002        2001        2000        1999        1998
                                                              -------     -------     -------     -------     -------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $ 10.85     $ 15.32     $ 15.51     $ 15.85     $ 14.89
Income (loss) from investment operations:
  Net investment income.....................................     0.14        0.12        0.14        0.35        0.42
  Net realized and unrealized gain (loss) on investments....    (1.60)      (2.81)       1.64        0.33        1.73
                                                              -------     -------     -------     -------     -------
    Total income (loss) from investment operations..........    (1.46)      (2.69)       1.78        0.68        2.15
                                                              -------     -------     -------     -------     -------
Less distributions:
  Distributions from net investment income..................    (0.14)      (0.12)      (0.14)      (0.35)      (0.42)
  Distributions from net realized capital gains.............    (0.10)      (1.66)      (1.83)      (0.67)      (0.77)
                                                              -------     -------     -------     -------     -------
    Total distributions.....................................    (0.24)      (1.78)      (1.97)      (1.02)      (1.19)
                                                              -------     -------     -------     -------     -------
Net asset value, end of year................................  $  9.15     $ 10.85     $ 15.32     $ 15.51     $ 15.85
                                                              =======     =======     =======     =======     =======
Total return................................................   (13.67)%    (18.71)%     12.58%       4.73%      14.77%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $   7.3     $   9.3     $  12.6     $  13.3     $  16.1
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................     1.47%       1.48%       1.35%       1.30%       1.20%
    Net investment income...................................     1.35%       0.96%       0.91%       2.33%       2.65%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................     1.65%       1.67%       1.50%       1.45%       1.35%
Portfolio turnover rate.....................................       89%         69%         64%         49%         39%

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (24.19)%        (27.98)%
Five-year                    (4.49)%         (6.04)%
Since inception
  (8/18/92)                   5.14%           4.59%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Growth Portfolio returned (24.19)% (without sales charge) for the year ending June 30, 2002 versus (17.99)% for the S&P 500 Index.

The second quarter marked the beginning of a seemingly relentless slide in the markets that continues as of this writing. The quadruple whammy of corporate scandal, fear of renewed terrorist attacks, potential nuclear war between India and Pakistan and the possibility of a "double dip" recession weighed heavily on US equities. The markets began their slide during the middle of March as pre-announcement season began and by quarter-end the S&P 500 Index had fallen 13.4%.

Investors are clearly not focusing on valuation (an important part of our process), but rather are influenced by headlines, lawsuits, SEC investigations and television talk shows. We have witnessed near cataclysmic multiple contractions in many of our stocks where there have been minor or no earnings cuts. For a variety of reasons, the market has decided to punish immediately and harshly, stocks with any whiff of some problem, be it manufacturing, FDA, legal, etc.

More generally, our performance this year can be traced to several factors. First, we've had some bad luck. We typically get one stock that blows up on us each quarter, but this year we've had seven or eight. In the beginning of the year (after a strong advance in the fourth quarter 2001) we were concerned about valuations across many sectors, and thought several healthcare stocks were trading at attractive levels. One by one, stock-specific problems arose--which we could not anticipate--and Bristol Myers, Schering-Plough, and Ivax took turns hurting our performance. At the same time, we believed Consumer Staples stocks were very unattractive on valuation, and not owning those stocks (Coke, Gillette, Philip Morris, etc.) also hurt our relative performance. The only stock we held in this group was Procter & Gamble. We also found value in some areas of technology, but we misjudged the enormous rotation out of technology (and healthcare) into consumer product companies. In fact, for the year to date thru June, the Tech sector (where we were slightly overweighted versus the Index) has declined 32% (worst sector) and Healthcare (overweighted) has fallen 18%, as contrasted with the Consumer Staples sector (underweighted), which is up 3%.

Second, we underestimated the ripple effects of Enron. Tyco was one of the first to be attacked on accounting concerns, but there were many others, including IBM, Flextronics, Xcel, EDS, and El Paso. Studying the debt structure and creditworthiness of companies to anticipate a downgrade by Moodys or S&P has never been a component of our process, but we're starting to pay more attention to the credit side now. At the beginning of the year we were also nervous about our companies' exposure to asbestos suits. We avoided the auto industry and other basic manufacturing companies (except Lear) because all of them have exposure. After initial gyrations, the group has outperformed for the year. We did hold on to certain stocks which have exposure, specifically Viacom and Pfizer, believing their reserves and insurance more than adequately covered their assumed liabilities. Unfortunately, when dealing with the American jury system, one can never overestimate the cost of settling personal injury lawsuits.

Third, we have always looked for growth in our investment approach, and sustainable growth has not been easy to find this year, nor has growth been rewarded where we did find it. There have been few real positive estimate revisions the way we define them since the first quarter of 2000, which causes us for the time being to rely more heavily on the valuation side of our process. This stood us in good stead in 2000 and 2001 when we outperformed the benchmark, but has not been as successful in the current year.

Looking ahead, we believe our Portfolio will do well if we get real economic recovery, which we think is most likely. If we're in for a double dip, as some pundits predict, we may have to endure some more pain. We do think stocks such as Microsoft and Hewlett-Packard are valued too low, Motorola is taking market share from Nokia, and we can make positive cases for stocks like Cisco Systems, and EDS. We acknowledge that there will be periods, such as the one in which we are right now, when fundamental performance will not be rewarded by the market. We will hold to our discipline, however, as we firmly believe that identifying stocks with attractive valuations and better than expected fundamentals is the appropriate way to produce superior long term returns.

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                              GROWTH PORTFOLIO (WITH MAX.
                                              SALES CHARGE IMPOSED AT THE
                                              TIME OF INITIAL INVESTMENT)
                                                 (COMMENCED OPERATIONS
                                                   AUGUST 18, 1992)               RUSSELL 3000                S&P 500 INDEX
                                              ---------------------------         ------------                -------------
8/92                                                       9500                        10000                       10000
                                                        10178.3                        10846                       10626
6/93                                                    11227.7                      11389.4                     11138.2
                                                        11917.1                      12026.1                     11687.3
6/94                                                    11547.6                      11502.9                     11287.6
                                                        11987.6                        12047                     11840.7
6/95                                                    13927.2                      14369.7                     14226.6
                                                        15367.3                        16482                     16272.4
6/96                                                    17017.7                      18107.1                     17932.1
                                                        18098.3                      19218.9                     20028.4
6/97                                                    20197.7                      22632.2                     24134.2
                                                        21126.8                      25309.6                     26687.6
6/98                                                    23051.5                      29108.6                       31414
                                                        21677.6                      31349.9                     34313.5
6/99                                                    22978.3                      34911.3                     38561.5
                                                        26222.8                      42204.2                     41534.6
6/00                                                    30229.7                      42605.2                       41356
                                                        23095.5                      39039.1                     37749.8
6/01                                                    20538.8                      36649.9                     35220.5
                                                        18807.4                      34564.5                     33265.8
6/02                                                    15570.6                      30330.4                     28891.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the indices. The indices are unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the indices are open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

S&P 500 Index, the Portfolio's benchmark, is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2002*+

                                       % of Net Assets
 1.  Microsoft Corp.                         5.0
 2.  Northrop Grumman Corp.                  3.1
 3.  Target Corp.                            3.0
 4.  Bank of America Corp.                   2.8
 5.  Procter & Gamble                        2.8
 6.  Federated Dept. Stores                  2.7
 7.  Wal-Mart Stores Inc.                    2.7
 8.  Alcoa Inc.                              2.3
 9.  Masco Co.                               2.3
10.  JP Morgan Chase & Co.                   2.3

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  Retail                                 10.3
 2.  Oil, Energy & Natural Gas               9.8
 3.  Financial Services                      8.1
 4.  Computer & Related                      7.6
 5.  Banking                                 7.6

---------------

* Excludes Short-Term Holdings.

+ Composition of Portfolio is subject to change.

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                     FAIR
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          AEROSPACE (5.5%)
  2,000   Honeywell International Inc. .........  $   70,460
  1,300   Northrop Grumman Corp. ...............     162,500
  1,100   Textron Inc. .........................      51,590
                                                  ----------
                                                     284,550
                                                  ----------
          AUTO & RELATED (1.6%)
  1,800   *Lear Corp. ..........................      83,250
                                                  ----------
          BANKING (7.6%)
  2,050   Bank of America Corp. ................     144,238
  3,200   Fleet Boston Financial Corp. .........     103,520
  3,500   JP Morgan Chase & Co. ................     118,720
    825   Mellon Financial Corp. ...............      25,930
                                                  ----------
                                                     392,408
                                                  ----------
          BUILDING & CONSTRUCTION (2.3%)
  4,400   Masco Co. ............................     119,284
                                                  ----------
          CHEMICALS (1.6%)
  1,600   Air Products & Chemicals Inc. ........      80,752
                                                  ----------
          COMPUTER & RELATED (7.6%)
  7,100   *Cisco Systems Inc. ..................      99,045
  1,600   *Dell Computer Corp. .................      41,824
  2,300   Electronic Data Systems Corp. ........      85,445
  2,150   *EMC Corp. Massachusetts..............      16,233
  3,700   Hewlett-Packard Co. ..................      56,536
  1,300   IBM Corp. ............................      93,600
                                                  ----------
                                                     392,683
                                                  ----------
          COMPUTER SOFTWARE (6.4%)
  4,700   *Microsoft Corp. .....................     257,090
  8,000   *Oracle Systems.......................      75,760
                                                  ----------
                                                     332,850
                                                  ----------
          CONSUMER PRODUCTS (3.8%)
  1,000   Johnson & Johnson Co. ................      52,260
  1,600   Procter & Gamble......................     142,880
                                                  ----------
                                                     195,140
                                                  ----------
          DIVERSIFIED MANUFACTURING (2.9%)
  1,250   *American Standard Co. ...............      93,875
    500   *SPX Corp. ...........................      58,750
                                                  ----------
                                                     152,625
                                                  ----------
          DRUGS/BIOTECHNOLOGY (7.3%)
  2,000   Abbott Labs...........................      75,300
  2,200   Bristol-Myers Squibb..................      56,540
  3,700   *Ivax Corp. ..........................      39,960
    900   Lilly Eli & Co. ......................      50,760
  3,000   Pfizer Inc. ..........................     105,000
  2,100   Schering-Plough Corp. ................      51,660
                                                  ----------
                                                     379,220
                                                  ----------
          ELECTRICAL EQUIPMENT (1.8%)
  3,300   General Electric Co. .................      95,865
                                                  ----------
          ELECTRONICS/SEMICONDUCTORS (4.6%)
  2,700   *Altera Corp. ........................      36,720
  1,800   *Applied Materials Inc. ..............      34,236
  4,600   Intel Corp. ..........................      84,042
  2,900   *International Rectifier Corp. .......      84,535
                                                  ----------
                                                     239,533
                                                  ----------

                                                     FAIR
SHARES              U.S. COMMON STOCKS              VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (6.3%)
  2,000   American Express Co. .................  $   72,640
  1,988   Citigroup Inc. .......................      77,035
    800   Fannie Mae............................      59,000
    550   Federal Home Loan Mortgage Corp. .....      33,660
  1,925   Franklin Resources Inc. ..............      82,082
                                                  ----------
                                                     324,417
                                                  ----------
          FOOD & RELATED (0.0%)
     32   Smucker (J.M.) Co. ...................       1,092
                                                  ----------
          INSURANCE SERVICES (2.5%)
    900   Chubb Corp. ..........................      63,720
    750   Hartford Financial Services...........      44,602
    450   Lincoln National Corp. ...............      18,900
                                                  ----------
                                                     127,222
                                                  ----------
          MACHINERY (2.0%)
  1,000   Black & Decker........................      48,200
    325   Caterpillar Inc. .....................      15,909
    800   Deere & Co. ..........................      38,320
                                                  ----------
                                                     102,429
                                                  ----------
          MEDICAL & RELATED (7.6%)
  1,900   *Amgen................................      79,572
  2,000   Baxter International Inc. ............      88,900
  2,600   Becton Dickinson Co. .................      89,570
  1,400   Cardinal Health Inc. .................      85,974
  1,100   Medtronic Inc. .......................      47,135
                                                  ----------
                                                     391,151
                                                  ----------
          METAL & MINING (2.3%)
  3,600   Alcoa Inc. ...........................     119,340
                                                  ----------
          MULTIMEDIA (0.9%)
  1,000   *Viacom Inc. CL B.....................      44,370
                                                  ----------
          OIL, ENERGY & NATURAL GAS (9.8%)
  1,200   *BJ Services..........................      40,656
    650   ChevronTexaco Corp. ..................      57,525
  3,000   Conoco Inc. ..........................      83,400
    560   El Paso Corp. ........................      11,542
  1,200   EOG Resources Inc. ...................      47,639
  3,100   Marathon Oil Corp. ...................      84,072
  1,200   Phillips Petroleum Co. ...............      70,656
  2,000   Praxair Inc. .........................     113,940
                                                  ----------
                                                     509,430
                                                  ----------
          RESTAURANT (1.1%)
  1,800   *Brinker International................      57,150
                                                  ----------
          RETAIL (10.3%)
  3,500   *Federated Dept. Stores...............     138,950
  2,225   Lowes Companies.......................     101,015
  4,085   Target Corp. .........................     155,639
  2,500   Wal-Mart Stores Inc. .................     137,525
                                                  ----------
                                                     533,129
                                                  ----------
          TELECOMMUNICATIONS & RELATED (2.0%)
  2,575   Verizon Communications................     103,386
                                                  ----------
          UTILITIES (0.8%)
  2,400   Xcel Energy Inc. .....................      40,248
                                                  ----------
          TOTAL U.S. COMMON STOCKS (98.6%)......  $5,101,524
                                                  ----------

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
SHARES            FOREIGN COMMON STOCKS              VALUE
-------------------------------------------------------------
         BERMUDA (0.9%)
         DRUGS/BIOTECHNOLOGY (0.9%)
3,500    Tyco International Ltd. ................  $   47,285
                                                   ----------
         TOTAL FOREIGN COMMON STOCKS (0.9%)......  $   47,285
                                                   ----------
         TOTAL COMMON STOCKS (99.5%).............  $5,148,809
                                                   ----------

   FACE                                               FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (1.8%)
$   93,000   US Bank Repo 1.350% 07/01/02
              Repurchase Price: $93,010
              Collateralized by FHR
              Market Value: $94,864
              Face Value: $95,550
              Due: 10/15/31
              Interest: 3.04%....................  $   93,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS
              (1.8%).............................  $   93,000
                                                   ----------
             TOTAL INVESTMENTS (101.3%) (COST
              $5,892,936)(a).....................  $5,241,809
                                                   ----------
             LIABILITIES, NET OF
              CASH & RECEIVABLES (-1.3%).........     (67,480)
                                                   ----------
             NET ASSETS (100.0%).................  $5,174,329
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $8,533.

FHR -- Freddie Mac Remic.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2002

Assets:
  Investments in securities, at fair value
    (Cost $5,892,936)........................  $5,241,809
  Cash.......................................         328
  Dividends and accrued interest
    receivable...............................       3,788
                                               ----------
    Total assets.............................   5,245,925
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       1,545
  Accrued 12b-1 fees.........................       3,664
  Accrued audit expense......................       8,259
  Accrued registration expense...............      16,328
  Accrued accounting and transfer agent
    expenses.................................      29,753
  Accrued printing and proxy expenses........       6,210
  Other accrued expenses.....................       5,837
                                               ----------
    Total liabilities........................      71,596
                                               ----------
Net assets...................................  $5,174,329
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      681
  Paid-in capital in excess of par value.....   6,846,256
  Accumulated net realized loss on
    investments..............................  (1,021,481)
  Net unrealized depreciation on
    investments..............................    (651,127)
                                               ----------
Net assets...................................  $5,174,329
                                               ==========
Shares outstanding...........................     680,581
Net asset value per share....................  $     7.60
                                               ==========
Maximum offering price per share
  ($7.60/95%)................................  $     8.00
                                               ==========

 STATEMENT OF OPERATIONS

                                                        Year Ended June 30, 2002

Investment income:
  Interest...................................  $    12,201
  Dividends..................................       60,857
                                               -----------
    Total investment income..................       73,058
                                               -----------
Expenses:
  Management fees (note 3)...................       31,874
  12b-1 fees.................................       15,942
  Custodian fees.............................        4,977
  Directors' fees............................        1,493
  Professional fees..........................        8,957
  Transfer agent and accounting fees.........       38,856
  Filing fees................................       11,961
  Printing, proxy and postage fees...........        4,486
  Other......................................          354
                                               -----------
    Total expenses...........................      118,900
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3).........      (24,786)
                                               -----------
    Net expenses.............................       94,114
                                               -----------
    Net investment loss......................      (21,056)
                                               -----------
  Realized and unrealized gain (loss) on
    investments:
    Net realized loss on investments.........   (1,022,364)
    Change in unrealized appreciation
      (depreciation) on investments..........     (716,000)
                                               -----------
      Net loss on investments................   (1,738,364)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,759,420)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              ---------------------------
                                                                 2002            2001
                                                              -----------     -----------
From operations:
  Net investment loss.......................................  $   (21,056)    $   (60,741)
  Net realized gain (loss) on investments...................   (1,022,364)      1,214,545
  Change in unrealized appreciation (depreciation) on
    investments.............................................     (716,000)     (4,973,283)
                                                              -----------     -----------
    Net decrease in net assets from operations..............   (1,759,420)     (3,819,479)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................     (516,713)     (2,037,006)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................      290,090         412,546
  Received from dividends reinvested........................      515,442       2,028,338
  Paid for shares redeemed..................................     (902,814)     (1,367,040)
                                                              -----------     -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................      (97,282)      1,073,844
                                                              -----------     -----------
      Decrease in net assets................................   (2,373,415)     (4,782,641)
Net Assets:
  Beginning of year.........................................    7,547,744      12,330,385
                                                              -----------     -----------
  End of year...............................................  $ 5,174,329     $ 7,547,744
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                              YEARS ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                               2002        2001        2000       1999       1998
                                                              -------     -------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $ 10.84     $ 20.52     $17.14     $18.68     $17.52
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.03)      (0.09)     (0.12)     (0.02)      0.00
  Net realized and unrealized gain (loss) on investments....    (2.46)      (6.04)      5.26      (0.12)      2.41
                                                              -------     -------     ------     ------     ------
    Total income (loss) from investment operations..........    (2.49)      (6.13)      5.14      (0.14)      2.41
                                                              -------     -------     ------     ------     ------
Less distributions:
  Distributions in excess of net investment income..........     0.00        0.00       0.00       0.00      (0.06)
  Distributions from net realized capital gains.............    (0.75)      (3.55)     (1.76)     (1.40)     (1.19)
                                                              -------     -------     ------     ------     ------
    Total distributions.....................................    (0.75)      (3.55)     (1.76)     (1.40)     (1.25)
                                                              -------     -------     ------     ------     ------
Net asset value, end of year................................  $  7.60     $ 10.84     $20.52     $17.14     $18.68
                                                              =======     =======     ======     ======     ======
Total return................................................   (24.19)%    (32.06)%    31.56%     (0.32)%    14.13%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $   5.2     $   7.5     $ 12.3     $ 10.9     $ 14.2
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................     1.48%       1.46%      1.36%      1.36%      1.24%
    Net investment income (loss)............................    (0.33)%     (0.63)%    (0.66)%    (0.13)%     0.02%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................     1.87%       1.69%      1.51%      1.51%      1.39%
Portfolio turnover rate.....................................      156%         83%        66%        53%        40%

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.
 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (12.12)%        (16.51)%
Five-year                    (6.50)%         (7.46)%
Since inception
  (11/1/94)                   1.36%           0.68%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Small Cap Portfolio returned (12.12)% (without sales charge) for the year ending June 30, 2002 versus (8.60)% for the Russell 2000 Index.

The second quarter marked the beginning of the seemingly relentless slide in the markets that continues as of this writing. The quadruple whammy of corporate scandal, fear of renewed terrorist (possibly nuclear) attacks, potential nuclear war between India and Pakistan and the possibility of a "double dip" recession weighed heavily on the U.S. equity markets. The markets began their slide during the middle of March as pre-announcement season began and by quarter end the Russell 2000 Index had fallen 15.8%.

The Portfolio beat its benchmark in part due to a few high-fliers. Dole Foods, Patterson-UTI Energy, and Stericycle all returned over 50% for the fiscal year. Technology was a drag on the Portfolio this fiscal year as the information technology companies in the Portfolio returned (25.20)%.

Going forward, we believe that the Portfolio is in position to produce long-term superior relative performance versus its benchmark.
 CHANGE IN VALUE OF $10,000 INVESTMENT


[GRAPH]

                                                         SMALL CAP PORTFOLIO (WITH MAX. SALES
                                                         CHARGE IMPOSED AT THE TIME OF INITIAL
                                                           INVESTMENT) (COMMENCED OPERATIONS
                                                                   NOVEMBER 1, 1994)                    RUSSELL 2000 INDEX
                                                         -------------------------------------          ------------------
11/94                                                                       9500                               10000
                                                                          9539.9                                9853
6/95                                                                     10340.3                             11273.8
                                                                         11600.8                               12656
6/96                                                                     12840.9                             13967.1
                                                                         13571.6                             14743.7
6/97                                                                     14741.4                             16247.6
                                                                         15872.1                             18026.7
6/98                                                                     16300.6                             18976.7
                                                                         13754.5                             17623.6
6/99                                                                     13768.2                             19259.1
                                                                         13872.9                             21369.9
6/00                                                                     14501.3                             22017.4
                                                                         12800.3                             20740.4
6/01                                                                     11988.8                             22152.8
                                                                         12433.5                             21246.8
6/02                                                                     10536.2                             20248.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3,000 Index.
 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2002*+

                                       % of Net Assets
 1.  Stericycle Inc.                         4.4
 2.  Scan Source Inc.                        3.8
 3.  Performance Food Group Co.              3.7
 4.  Dole Food Co.                           3.6
 5.  Patterson-UTI Energy Inc.               3.5
 6.  Silicon Valley Bancshares               3.3
 7.  Hydril Co.                              2.8
 8.  National Instruments Corp.              2.7
 9.  Waste Connections                       2.6
10.  Affiliated Managers Group               2.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  Electronics/Semiconductors             13.8
 2.  Medical & Related                      13.0
 3.  Financial Services                      9.3
 4.  Oil, Energy & Natural Gas               8.2
 5.  Food & Related                          7.3

---------------

* Excludes Short-Term Holdings.

+ Composition of Portfolio subject to change.

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                     FAIR
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         AEROSPACE (1.9%)
 2,000   *Esterline Technologies Corp. .........  $   45,400
                                                  ----------
         BUILDING & CONSTRUCTION (4.7%)
 2,000   Granite Construction Inc. .............      50,600
 2,000   *Shaw Group Inc. ......................      61,400
                                                  ----------
                                                     112,000
                                                  ----------
         BANKING (3.3%)
 3,000   *Silicon Valley Bancshares.............      79,080
                                                  ----------
         BUSINESS SERVICES (2.3%)
 3,750   *Tetra Technology Inc. ................      55,125
                                                  ----------
         COMPUTERS & RELATED (6.7%)
 5,000   *Adaptec Inc. .........................      39,450
 1,700   *Infocus Corp. ........................      20,026
 2,000   *National Instruments Corp. ...........      65,120
 3,000   *Sandisk Corp. ........................      37,200
                                                  ----------
                                                     161,796
                                                  ----------
         CONSUMER PRODUCTS (1.5%)
 1,000   Lancaster Colony Corp. ................      35,660
                                                  ----------
         DISTRIBUTION & WHOLESALE (5.1%)
 1,500   *Scan Source Inc. .....................      92,115
 1,000   *United Stationers Inc. ...............      30,400
                                                  ----------
                                                     122,515
                                                  ----------
         DRUGS/BIOTECHNOLOGY (1.7%)
   500   *Medicis Pharmaceutical -- CL A........      21,380
 2,000   *Tularik Inc. .........................      18,340
                                                  ----------
                                                      39,720
                                                  ----------
         ELECTRONICS/SEMICONDUCTORS (12.4%)
 3,000   *Asyst Technologies Inc. ..............      61,050
 1,000   *Cabot Microelectronics Co. ...........      43,160
 3,000   *Credence Systems Corp. ...............      53,310
 1,000   *Cymer Inc. ...........................      35,040
 2,000   Keithley Instruments Inc. .............      28,880
 2,000   *Semtech Corp. ........................      53,400
 1,000   *Veeco Instruments Inc. ...............      23,110
                                                  ----------
                                                     297,950
                                                  ----------
         FINANCIAL SERVICES (6.6%)
 1,000   *Affililated Managers Group............      61,500
 1,500   American Capital Strategies............      41,205
 1,000   Eaton Vance Corp. .....................      31,200
 3,000   Metris Companies Inc. .................      24,930
                                                  ----------
                                                     158,835
                                                  ----------
         FOOD & RELATED (7.3%)
 3,000   Dole Food Co. .........................      86,550
 2,600   *Performance Food Group Co. ...........      88,036
                                                  ----------
                                                     174,586
                                                  ----------
         INSTRUMENTS-SCIENTIFIC (4.6%)
 2,000   *Fisher Scientific Intl................      56,000
 1,500   *Mettler-Toledo International..........      55,305
                                                  ----------
                                                     111,305
                                                  ----------

                                                     FAIR
SHARES             U.S. COMMON STOCKS               VALUE
------------------------------------------------------------
         MEDIA & PUBLISHING (1.6%)
 1,000   *Scholastic Corp. .....................  $   37,900
                                                  ----------
         MEDICAL & RELATED (13.0%)
 2,000   *Ameripath Inc. .......................      48,000
 1,000   Cambrex Corp. .........................      40,100
 1,000   *Edwards Lifesciences Corp. ...........      23,200
 1,000   *Impath Inc. ..........................      17,950
 2,000   Owens & Minor Holdings Co. ............      39,520
 2,000   *Medquist Inc. ........................      53,260
 1,000   *Respironics...........................      34,050
 2,000   *Unilab Corp. .........................      54,780
                                                  ----------
                                                     310,860
                                                  ----------
         RESTAURANTS (2.4%)
 3,000   Ruby Tuesday Inc. .....................      58,200
                                                  ----------
         RETAIL (1.4%)
 1,333   *99 Cents Only Stores..................      34,191
                                                  ----------
         OIL, ENERGY & NATURAL GAS (8.2%)
 2,000   *Cal Dive International Inc. ..........      44,000
 2,500   *Hydril Co. ...........................      67,000
 3,000   *Patterson-UTI Energy Inc. ............      84,690
                                                  ----------
                                                     195,690
                                                  ----------
         TELECOMMUNICATIONS & RELATED (4.9%)
 2,000   *Adtran Inc. ..........................      37,998
 2,000   *Commscope Inc. .......................      25,000
 2,000   *Polycom Inc. .........................      23,980
 2,000   *Tollgrade Communications Inc. ........      29,340
                                                  ----------
                                                     116,318
                                                  ----------
         WASTE MANAGEMENT (7.0%)
 3,000   *Stericycle Inc. ......................     106,230
 2,000   *Waste Connections.....................      62,480
                                                  ----------
                                                     168,710
                                                  ----------
         TOTAL U.S. COMMON STOCKS (96.6%).......  $2,315,841
                                                  ----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
         CANADA (0.6%)
         INSTRUMENTS-SCIENTIFIC (0.3%)
 1,000   *Opitmal Robotics......................  $    7,290
         TELECOMMUNICATIONS & RELATED (0.3%)
 3,000   *Exfo-Electro-Optical Engineering......       6,780
                                                  ----------
                                                      14,070
                                                  ----------
         NETHERLANDS (1.4%)
         ELECTRONICS/SEMICONDUCTORS (1.4%)
 2,000   *ASM International.....................      34,520
                                                  ----------
         TOTAL FOREIGN COMMON STOCKS (2.0%).....  $   48,590
                                                  ----------
         TOTAL COMMON STOCKS (98.6%)............  $2,364,431
                                                  ----------

                                                                     (continued)

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

 FACE                                                FAIR
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (2.7%)
$65,000   US Bank Repo 1.350% 07/01/02
           Repurchase Price: $65,007
           Collateralized by FHR
           Market Value: $66,303
           Face Value: $66,783
           Due: 10/15/31
           Interest: 3.04%......................  $   65,000
                                                  ----------
          TOTAL REPURCHASE AGREEMENTS (2.7%)....  $   65,000
                                                  ----------
          TOTAL INVESTMENTS (101.3%)
           (COST $2,546,112)(a).................  $2,429,431
                                                  ----------
          LIABILITIES, NET OF
           CASH & RECEIVABLES (-1.3%)...........     (30,509)
                                                  ----------
          NET ASSETS (100.0%)...................  $2,398,922
                                                  ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for federal income tax and financial reporting purposes.

FHR -- Freddie Mac Remic

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2002

Assets:
  Investments in securities, at fair value
    (Cost $2,546,112)........................  $2,429,431
  Dividends and accrued interest
    receivable...............................         167
  Due from advisor...........................         522
                                               ----------
    Total assets.............................   2,430,120
                                               ----------
Liabilities:
  Cash overdraft.............................         400
  Payable for investment management services
    (note 3).................................       1,011
  Accrued 12b-1 fees.........................       1,237
  Accrued audit expense......................       8,989
  Accrued registration expense...............       3,560
  Accrued accounting and transfer agent
    expenses.................................      11,884
  Accrued printing and proxy expenses........         911
  Other accrued expenses.....................       3,206
                                               ----------
    Total liabilities........................      31,198
                                               ----------
Net assets...................................  $2,398,922
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      298
  Paid-in capital in excess of par value.....   3,380,602
  Accumulated net realized loss on
    investments..............................    (865,297)
  Net unrealized depreciation on
    investments..............................    (116,681)
                                               ----------
Net assets...................................  $2,398,922
                                               ==========
Shares outstanding...........................     297,888
Net asset value per share....................  $     8.05
                                               ==========
Maximum offering price per share
  ($8.05/95%)................................  $     8.47
                                               ==========

 STATEMENT OF OPERATIONS

                                                        Year Ended June 30, 2002

Investment income:
  Interest....................................  $   5,658
  Dividends...................................      8,838
                                                ---------
  Total investment income.....................     14,496
                                                ---------
Expenses:
  Management fees (note 3)....................     18,088
  12b-1 fees..................................      6,958
  Custodian fees..............................      4,875
  Directors' fees.............................        573
  Professional fees...........................      8,175
  Transfer agent and accounting fees..........     26,344
  Filing fees.................................      4,326
  Printing, proxy and postage fees............      1,354
  Other.......................................        127
                                                ---------
    Total expenses............................     70,820
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3)..........    (22,823)
                                                ---------
    Net expenses..............................     47,997
                                                ---------
    Net investment loss.......................    (33,501)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain on investments............        306
  Change in unrealized appreciation
    (depreciation) on investments.............   (300,880)
                                                ---------
    Net loss on investments...................   (300,574)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(334,075)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED JUNE 30,
                                                              -------------------------
                                                                 2002           2001
                                                              ----------     ----------
From operations:
  Net investment loss.......................................  $  (33,501)    $  (37,155)
  Net realized gain on investments..........................         306         67,510
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (300,880)      (674,326)
                                                              ----------     ----------
      Net decrease in net assets from operations............    (334,075)      (643,971)
                                                              ----------     ----------
From capital share transactions (note 4):
  Received from shares sold.................................     123,116         96,226
  Paid for shares redeemed..................................    (314,005)      (310,160)
                                                              ----------     ----------
      Decrease in net assets derived from capital share
       transactions.........................................    (190,889)      (213,934)
                                                              ----------     ----------
         Decrease in net assets.............................    (524,964)      (857,905)
Net Assets:
  Beginning of year.........................................   2,923,886      3,781,791
                                                              ----------     ----------
  End of year...............................................  $2,398,922     $2,923,886
                                                              ==========     ==========

 FINANCIAL HIGHLIGHTS

                                                                              YEARS ENDED JUNE 30,
                                                              -----------------------------------------------------
                                                               2002        2001        2000       1999        1998
                                                              -------     -------     ------     -------     ------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $  9.16     $ 11.08     $10.52     $ 13.32     $13.30
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.11)      (0.12)     (0.09)       0.02       0.06
  Net realized and unrealized gain (loss) on investments....    (1.00)      (1.80)      0.65       (2.09)      1.30
                                                              -------     -------     ------     -------     ------
    Total income (loss) from investment operations..........    (1.11)      (1.92)      0.56       (2.07)      1.36
                                                              -------     -------     ------     -------     ------
Less distributions:
  Distributions from net investment income..................     0.00        0.00       0.00       (0.02)     (0.06)
  Distributions in excess of net investment income..........     0.00        0.00       0.00       (0.03)      0.00
  Distributions from net realized capital gains.............     0.00        0.00       0.00       (0.68)     (1.28)
                                                              -------     -------     ------     -------     ------
    Total distributions.....................................     0.00        0.00       0.00       (0.73)     (1.34)
                                                              -------     -------     ------     -------     ------
Net asset value, end of year................................  $  8.05     $  9.16     $11.08     $ 10.52     $13.32
                                                              =======     =======     ======     =======     ======
Total return................................................   (12.12)%    (17.33)%     5.32%     (15.54)%    10.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $   2.4     $   2.9     $  3.8     $   3.8     $  5.8
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................     1.73%       1.75%      1.74%       1.74%      1.67%
    Net investment income (loss)............................    (1.20)%     (1.11)%    (0.86)%      0.23%      0.47%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................     2.55%       2.37%      2.17%       2.07%      1.82%
Portfolio turnover rate.....................................       43%         95%       111%         48%        77%

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (18.63)%        (22.70)%
Five-year                    (4.89)%         (5.87)%
Since inception
  (5/1/93)                    5.06%           4.47%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The International Portfolio returned (18.63)% (without sales charge) for the year ending June 30, 2002 versus (9.50)% for the MSCI EAFE Index.

The Portfolio's performance was held back by its European Telecommunication Services exposure, such as Vodafone Group, and certain media holdings. However, transportation companies, such as Singapore Airlines, and certain European pharmaceutical stocks, including Novartis AG, contributed positively to the Portfolio. Positive contributions to performance also included our overweight in the Materials sector, such as Usinor SA, and our stock selection in Real Estate, such as Mitsubishi Estate. Other top performers were Total Fina Elf S.A., Rank Group and Marks & Spencer. On a country basis, our underweight in Japan hurt performance while our overweight in emerging market countries helped. All securities have a trading volume of greater than $1M/day. The Portfolio has no derivative exposure.

Some of our top holdings as of June 30, 2002 include: Total Fina Elf S.A. (4.2% of net assets), one of the world's largest integrated oil companies, based in France; UBS AG (1.7%), one of world's leading global financial firms, based in Switzerland; and Koninklijke (Royal) Philips Electronics (1.7%), world's third largest consumer electronics company, based in the Netherlands.

In many respects, global economic conditions and market performance in coming quarters will be especially difficult to anticipate, due to worldwide uncertainties about the war on terrorism, U.S. economic recovery and heightened accounting scrutiny. These uncertainties, coupled with continued earnings and valuation risks, could lead to potentially volatile circumstances in the near term. On the positive front, we expect the Federal Reserve to maintain a loose monetary stance through 2002.

While our modest overweight in technology and media has negatively impacted performance thus far, we believe that buying now for future growth prospects remains prudent. Within technology and media, we own blue chip companies such as ASM Lithography Holding in the Netherlands and News Corp. Ltd. in Australia. It is important to stress that we own technology and media companies we believe have management teams experienced in prior economic slowdowns, strong financial flexibility and generate strong cash flows. Because the market may continue to remain volatile given concerns over accounting irregularities in the U.S., we look to take advantage of market fears to pick up stocks as opportunities arise. Moreover, we continue to selectively add to oil stocks like BP Amoco and food and beverage stocks like Nestle and Diageo. We maintain an underweight position in the Financial Industry due to concerns over credit quality. Recently, we reduced our exposure to investment banks and some Consumer Discretionary names with German exposure.

In Asia, we continued to like Korea for the long-term. Specifically, we have been hit by our technology positions but believe prospects and valuations remain favorable going into 2003. In Japan, we remain underweight given our disappointment with the slow rate of reform there. Nonetheless, we have been adding to some industrial cyclical companies like NGK Insulators.

Despite all the uncertainties, we continue to believe economic fundamentals are slowly improving. Therefore, we are maintaining sector positions to benefit from gradual economic upturns, such as Materials, Semiconductors and Oils. Furthermore, we believe the accounting issues relating to WorldCom and Enron are basically isolated events causing excessive market volatility. We look to take advantage of any market weakness to pick good quality companies at attractive valuations for the long term.




 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE IMPOSED AT THE TIME OF
                                                             INITIAL INVESTMENT) (COMMENCED      MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 1, 1993)                      INDEX
                                                           -----------------------------------   --------------------------------
                                                                             9500                              10000
6/93                                                                       9435.4                              10052
                                                                          12276.4                              10826
6/94                                                                        13245                            11791.7
                                                                          13454.3                            11698.5
6/95                                                                      14097.4                            12021.4
                                                                          15057.4                            13049.2
6/96                                                                      16730.3                            13658.6
                                                                          17158.6                            13879.9
6/97                                                                      19202.2                            15456.7
                                                                          17368.4                            14040.8
6/98                                                                      18691.9                            16298.6
                                                                          16897.4                            16741.9
6/99                                                                      16094.8                            17406.6
                                                                          27473.8                            21256.9
6/00                                                                      26954.6                            20393.9
                                                                          22075.8                            18246.4
6/01                                                                      18360.4                            15533.2
                                                                          15786.3                              13882
6/02                                                                      14940.2                            12410.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 TOP 10 FOREIGN HOLDINGS AS OF JUNE 30, 2002*+

                                      % of Net Assets
 1.  Total Fina Elf                         4.2
 2.  UBS AG                                 1.7
 3.  Koninklijke (Royal) Philips
     Electronics                            1.7
 4.  Autostrade                             1.7
 5.  Unilever                               1.6
 6.  Pernod Ricard                          1.6
 7.  Royal Bank of Scotland Group           1.6
 8.  Royal Dutch Petroleum Co.              1.6
 9.  Compagnie DeSaint-Gobain               1.5
10.  Vodafone Airtouch                      1.5

 TOP 5 COUNTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  United Kingdom                         18.7
 2.  France                                 15.8
 3.  Japan                                  14.9
 4.  Netherlands                             8.8
 5.  Germany                                 7.6

---------------

* Excludes Short-Term Holdings.

+ Composition of Portfolio is subject to change.

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (18.7%)
     3,535   Amvescap PLC (6)....................  $   28,824
     2,300   AWG PLC (22)........................      19,264
     7,750   BP Amoco PLC (7)....................      65,267
    17,795   British Aerospace PLC (3)...........      91,333
     3,000   British American Tobacco PLC (9)....      32,241
    15,900   Carlton Communications PLC (14).....      51,627
     6,600   Diageo PLC (9)......................      85,923
     7,300   Hanson PLC (13).....................      52,152
     4,000   HSBC Holdings PLC (2)...............      45,898
     1,300   Imperial Tobacco Group PLC (9)......      21,120
     8,363   Kingfisher PLC (17).................      40,460
    11,495   Marks & Spencer Ltd. (17)...........      65,548
     2,900   National Express Group PLC (21).....      25,886
     7,925   Pearson PLC (14)....................      79,228
    13,721   Rank Group PLC (10).................      56,307
    20,918   Rentokil Initial PLC (4)............      85,521
     3,649   *Royal Bank of Scotland Group (2)...     103,830
     2,450   Six Continents PLC (10).............      24,924
    44,200   Stagecoach Group PLC (21)...........      42,768
     3,350   Standard Chartered PLC (2)..........      35,925
    68,265   Vodafone Airtouch (20)..............      93,989
                                                   ----------
                                                    1,148,035
                                                   ----------
             FRANCE (15.8%)
     4,250   Alstom (3)..........................      45,071
     6,480   Arcelor (13)........................      92,205
     1,214   Aventis SA (15).....................      86,251
     2,270   Bouygues (20).......................      63,589
     2,100   Compagnie De Saint -- Gobain (3)....      94,509
     1,075   Pernod Ricard (9)...................     105,595
     2,260   Publicis Groupe (14)................      62,548
     1,180   Societe Generale (2)................      77,935
     1,577   Total Fina Elf (7)..................     256,718
     1,600   Valeo (1)...........................      66,700
       715   Vivendi Universal (14)..............      15,491
                                                   ----------
                                                      966,612
                                                   ----------
             JAPAN (14.9%)
     8,000   Ajinomoto Co., Inc. (9).............      85,937
     1,200   Capcom Co. Ltd. (18)................      31,074
     7,000   Fuji Heavy Industries (1)...........      33,446
        11   Japan Telecom Co. Ltd. (20).........      31,516
    10,000   Komatsu Ltd. (3)....................      35,835
     4,000   Leopalace21 Corp. (16)..............      28,401
     4,000   Marui Co. (17)......................      50,754
     7,000   NGK Insulators (3)..................      55,490
    13,900   Nikko Cordial Corp. (6).............      70,246
     4,000   Nippon Meat Packers (9).............      50,186
     3,100   Nomura Securities Co. Ltd. (6)......      45,575
     2,800   Sega Enterprises (5)................      67,360
     2,000   Seven-Eleven Japan (8)..............      78,854

                                                      FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             JAPAN (CONTINUED)
     1,100   TDK Corp. (19)......................  $   52,007
       800   Tokyo Electron Ltd. (19)............      52,191
     3,400   Toyota Motor Corp. (1)..............      90,314
     3,000   Yamato Transport Co. (21)...........      54,755
                                                   ----------
                                                      913,941
                                                   ----------
             NETHERLANDS (8.8%)
     4,120   ASM Lithography Holding NV (19).....      65,396
     2,680   ING Groep NV (6)....................      68,997
     6,300   Koninklijke KPN NV (20).............      29,569
     4,094   Koninklijke (Royal) Philips
              Electronis (19)....................     114,603
     1,740   Royal Dutch Petroleum Co. (7).......      97,174
     1,615   Unilever NV (15)....................     106,025
     3,040   Wolters Kluwer NV (14)..............      57,856
                                                   ----------
                                                      539,620
                                                   ----------
             GERMANY (7.6%)
       403   Allianz AG (12).....................      80,927
       600   Depfa Deutsche-Exchange (2).........      32,676
     4,700   Deutsche Lufthansa AG (21)..........      66,086
       720   E On AG (22)........................      42,064
     1,320   Henkel Kgaa-Vorzug Pfd. (11)........      90,972
     1,900   *SGL Carbon AG (13).................      33,865
     1,469   Schering AG (15)....................      92,149
       610   Volkswagen AG (1)...................      29,718
                                                   ----------
                                                      468,457
                                                   ----------
             SWITZERLAND (5.5%)
       400   Nestle SA (9).......................      93,544
     1,530   Novartis AG (15)....................      67,488
     2,500   STMicroelectronics NV (NY Reg)
              (19)...............................      60,825
     2,304   UBS AG (2)..........................     116,225
                                                   ----------
                                                      338,082
                                                   ----------
             CANADA (5.5%)
     2,150   Alcan Inc. (13).....................      82,058
     2,100   Barrick Gold Inc. (13)..............      40,047
     4,400   Hudson's Bay Co. (17)...............      39,495
     1,390   Inco Ltd. (13)......................      31,399
     2,500   Sun Life Financial Services (12)....      54,438
     1,283   Talisman Energy Inc. (7)............      57,921
       215   Yukos Oil Co. (7)...................      29,715
                                                   ----------
                                                      335,073
                                                   ----------
             SPAIN (3.1%)
     6,300   Banco Santander Central Hispano SA
              (2)................................      50,156
     2,400   Endesa SA (22)......................      34,958
     5,220   Telefonica SA (20)..................      43,935
     3,340   Union Electrica Fenosa (22).........      61,515
                                                   ----------
                                                      190,564
                                                   ----------
             ITALY (2.8%)
    13,440   Autostrade (21).....................     111,657
     7,600   Telecom Italia SPA (20).............      59,677
                                                   ----------
                                                      171,334
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                          JUNE 30, 2002

                                                      FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AUSTRALIA (2.5%)
     9,064   BHP Limited (13)....................  $   52,538
     3,350   News Corp. Ltd. ADR (14)............      76,816
     4,696   News Corp. Ltd. (14)................      25,581
                                                   ----------
                                                      154,935
                                                   ----------
             FINDLAND (2.4%)
     5,160   Nokia OYJ (19)......................      75,722
     1,850   UPM-Kymmene OYJ (13)................      73,018
                                                   ----------
                                                      148,740
                                                   ----------
             RUSSIA (1.8%)
     1,810   JSC MMC (13)........................      37,883
       815   Lukoil-ADR (7)......................      53,057
       690   Vimpel-Communications (20)..........      17,567
                                                   ----------
                                                      108,507
                                                   ----------
             SOUTH KOREA (2.0%)
     4,862   Coreana Cosmetics Co. Ltd. (11).....      15,358
     2,400   Korea Electric Power Corp. (22).....      43,890
       240   Samsung Electronics (19)............      65,636
                                                   ----------
                                                      124,884
                                                   ----------
             HONG KONG (2.0%)
    32,000   Citi Pacific Ltd. (3)...............      69,334
     6,000   Television Broadcasts Ltd. (14).....      25,539
    12,000   Wharf Holdings Ltd. (6).............      28,308
                                                   ----------
                                                      123,181
                                                   ----------
             SINGAPORE & MALAYSIAN (1.6%)
    12,000   City Developments Ltd. (16).........      38,700
     8,500   Singapore Airlines Ltd. (21)........      62,039
                                                   ----------
                                                      100,739
                                                   ----------

                                                      FAIR
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             IRELAND (0.6%)
    17,150   Independent News & Media PLC (14)...  $   33,964
                                                   ----------
             TOTAL FOREIGN COMMON STOCKS
              (95.6%)............................  $5,866,668
                                                   ----------

                                                      FAIR
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
$    1,400   Panamerican Beverage (9)............  $   19,950
                                                   ----------
             TOTAL U.S. COMMON STOCKS (0.3%).....  $   19,950
                                                   ----------
             TOTAL COMMON STOCKS (95.9%).........  $5,886,618
                                                   ----------

   FACE                                               FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (7.4%)
$  453,000   State Street Bank 0.65% 07/01/02
              Repurchase Price: $453,025
              Collateralized by U.S. Treasury
              Note Market Value: $466,088
              Face Value: $485,000
              Due: 02/15/29
              Interest: 5.25%....................  $  453,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS
              (7.4%).............................  $  453,000
                                                   ----------
             TOTAL INVESTMENTS (103.3%) (COST
              $6,448,339)(a).....................  $6,339,618
                                                   ----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-3.3%)................    (201,935)
                                                   ----------
             NET ASSETS (100.0%).................  $6,137,683
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $138,030.
ADR (American depository receipt) represents ownership of foreign securities.


INDUSTRY CLASSIFICATIONS


 (1)  Automobiles & Components                             3.6%
 (2)  Banks                                                7.6%
 (3)  Capital Goods                                        6.4%
 (4)  Commercial Services & Supplies                       1.4%
 (5)  Consumer Durables & Apparel                          1.1%
 (6)  Diversified Financials                               3.9%
 (7)  Energy                                               9.1%
 (8)  Food & Drug Retailing                                1.3%
 (9)  Food, Beverage & Tobacco                             8.1%
(10)  Hotels, Restaurants & Leisure                        1.3%
(11)  Household & Personal Products                        1.7%
(12)  Insurance                                            2.2%
(13)  Materials                                            8.1%
(14)  Media                                                7.0%
(15)  Pharmaceuticals & Biotechnology                      5.7%
(16)  Real Estate                                          1.1%
(17)  Retailing                                            3.2%
(18)  Software & Services                                  0.5%
(19)  Technology Hardware & Equipment                      7.9%
(20)  Telecommunication Services                           5.5%
(21)  Transportation                                       5.9%
(22)  Utilities                                            3.3%

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2002

Assets:
  Investments in securities at fair value
    (Cost $6,448,339)........................  $6,339,618
  Cash.......................................       2,947
  Receivable for securities sold.............      92,197
  Dividends and accrued interest
    receivable...............................      27,060
                                               ----------
    Total assets.............................   6,461,822
                                               ----------
Liabilities:
  Payable for securities purchased...........     261,165
  Payable for investment management services
    (note 3).................................         119
  Accrued 12b-1 fees.........................       7,203
  Accrued audit expense......................       7,705
  Accrued registration expense...............       3,401
  Accrued transfer agent expense.............      12,717
  Accrued accounting and custody expenses....      24,726
  Accrued printing and proxy expenses........       2,794
  Accrued other expenses.....................       4,309
                                               ----------
    Total liabilities........................     324,139
                                               ----------
Net assets...................................  $6,137,683
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      915
  Paid-in capital in excess of par value.....  10,342,123
  Accumulated net realized loss on
    investments..............................  (4,088,030)
  Net unrealized appreciation (depreciation)
    on:
    Investments..............................    (108,721)
    Foreign currency related transactions....       1,588
  Accumulated net investment loss............     (10,192)
                                               ----------
Net assets...................................  $6,137,683
                                               ==========
Shares outstanding...........................     915,005
Net asset value per share....................  $     6.71
                                               ==========
Maximum offering price per share
  ($6.71/95%)................................  $     7.06
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 2002

Investment income:
  Interest...................................  $     4,832
  Dividends (net of $10,340 foreign taxes
    withheld)................................       98,796
                                               -----------
    Total investment income..................      103,628
                                               -----------
Expenses:
  Management fees (note 3)...................       63,104
  12b-1 fees.................................       17,530
  Custodian fees.............................       45,939
  Directors' fees............................        1,507
  Professional fees..........................        8,800
  Transfer agent and accounting fees.........       24,689
  Filing fees................................        8,975
  Printing, proxy and postage fees...........        4,379
  Other......................................          415
                                               -----------
    Total expenses...........................      175,338
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3).........      (28,146)
                                               -----------
    Net expenses.............................      147,192
                                               -----------
    Net investment loss......................      (43,564)
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from:
    Investments..............................   (1,778,922)
    Foreign currency related transactions....      (97,931)
  Change in unrealized appreciation (depreciation) on:
    Investments..............................      298,714
    Foreign currency related transactions....       30,380
                                               -----------
      Net loss on investments................   (1,547,759)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,591,323)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED JUNE 30,
                                                              ---------------------------
                                                                 2002            2001
                                                              -----------     -----------
From operations:
  Net investment loss.......................................  $   (43,564)    $   (77,007)
  Net realized loss on investments and foreign currency
    related transactions....................................   (1,876,853)     (2,054,093)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions...      329,094      (2,267,038)
                                                              -----------     -----------
    Net decrease in net assets from operations..............   (1,591,323)     (4,398,138)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net realized gains....................     (249,063)     (3,502,201)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................       76,175         318,432
  Received from dividends reinvested........................      244,373       3,370,733
  Paid for shares redeemed..................................     (989,635)     (1,769,801)
                                                              -----------     -----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     (669,087)      1,919,364
                                                              -----------     -----------
      Decrease in net assets................................   (2,509,473)     (5,980,975)
                                                              -----------     -----------
Net Assets:
  Beginning of year.........................................    8,647,156      14,628,131
                                                              -----------     -----------
  End of year (a)...........................................  $ 6,137,683     $ 8,647,156
                                                              ===========     ===========
(a) Includes accumulated net investment loss of.............  $   (10,192)    $   (14,018)
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED JUNE 30,
                                                              ---------------------------------------------------
                                                               2002        2001       2000       1999       1998
                                                              -------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $  8.55     $18.12     $10.82     $12.92     $15.45
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.05)     (0.08)(a)  (0.22)     (0.04)      0.12
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions.......................    (1.53)     (4.97)      7.52      (1.74)     (0.63)
                                                              -------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    (1.58)     (5.05)      7.30      (1.78)     (0.51)
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00       0.00       0.00      (0.12)
  Distributions from net realized capital gains and
    foreign currency transactions...........................    (0.26)     (4.52)      0.00      (0.32)     (1.90)
                                                              -------     ------     ------     ------     ------
    Total distributions.....................................    (0.26)     (4.52)      0.00      (0.32)     (2.02)
                                                              -------     ------     ------     ------     ------
Net asset value, end of year................................  $  6.71     $ 8.55     $18.12     $10.82     $12.92
                                                              =======     ======     ======     ======     ======
Total return................................................   (18.63%)   (31.88%)    67.47%    (13.90%)    (2.63%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $   6.1     $  8.6     $ 14.6     $  6.9     $ 14.6
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................     2.10%      2.10%      2.04%      2.13%      2.10%
    Net investment income (loss)............................    (0.62%)    (0.68%)    (1.31%)    (0.32%)     0.85%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................     2.50%      2.81%      2.42%      2.56%      2.20%
Portfolio turnover rate.....................................      124%       276%       234%       217%        12%

(a) Calculated on an average share method.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

To provide long term capital appreciation by investing primarily in equity securities of large, medium and small companies that Pilgrim Baxter & Associates, Ltd. ("PBA") believes have strong earnings growth and long-term capital appreciation prospects. PBA seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (33.70)%        (37.01)%
Five-year                    (3.76)%         (4.74)%
Since inception
  (11/1/96)                  (3.57)%         (6.34)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The Core Growth Portfolio returned (33.70)% (without sales charge) for the year ending June 30, 2002 versus (17.21)% for the Russell 3000 Index.

It would be an understatement to say that the past year has been a difficult environment for growth investing in the aftermath of the high-flying, technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology capital spending, we underestimated the tremendous impact these issues would have on many of the companies in our Portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our Portfolio.

While we made adjustments to respond to an environment of declining expectations and lowered risk tolerance, the fact is reduced earnings outlook for most technology companies was detrimental to our performance. Most of our underperformance can be attributed to some poor individual stock selections combined with our overweighting in the technology sector. Furthermore, eliminating companies with weakened earnings outlooks backfired in the latter part of 2001, as downtrodden, low-priced technology stocks staged a sharp recovery. Although overall our positions in the health care sector negatively impacted performance, some strong holdings in managed care and hospital-related stocks provided a partial offset.

As the environment for technology deteriorated during the year, the Portfolio evolved to become more balanced relative to the benchmark. Holdings in the financial, consumer and services sectors showed the largest increases while our selections in technology and health care declined. We continued to have essentially no exposure to transportation and utilities. Toward the end of the year we added some holdings from the energy sector based on our assumption that domestic oil drillers will benefit from the heightened risk in the Middle East. When industry-leading technology companies such as Intel began projecting reduced earnings forecasts, we experienced a sharp sell-off in two of our more exposed sub-sectors, semiconductors and semiconductor capital equipment. Among some of the largest contributors to the poor performance of our technology holdings were our selections in software or telecommunication equipment vendors.

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                            CORE GROWTH PORTFOLIO (WITH MAX.
                                                           SALES CHARGE IMPOSED AT THE TIME OF
                                                             INITIAL INVESTMENT) (COMMENCED
                                                              OPERATIONS NOVEMBER 1, 1996)              RUSSELL 3000 INDEX
                                                           -----------------------------------          ------------------
6/96                                                                        9500                               10000
                                                                          9389.8                               10614
6/97                                                                      9359.8                               12499
                                                                          8789.7                             13977.7
6/98                                                                     10061.6                             16075.7
                                                                          9387.5                             17313.6
6/99                                                                     11513.8                             19280.4
                                                                         19293.6                             23308.1
6/00                                                                     23260.4                             23529.5
                                                                         16131.1                             21560.1
6/01                                                                     11657.9                             20240.6
                                                                          9494.2                             19088.9
6/02                                                                      7730.2                             16756.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2002*+

                                       % of Net Assets
 1.  Lockheed Martin Corp.                   3.8
 2.  Apollo Group Inc.                       3.0
 3.  Anheuser-Busch Companies Inc.           2.9
 4.  Bisys Group Inc.                        2.6
 5.  Corinthian Colleges Inc.                2.4
 6.  Varian Medical Systems Inc.             2.4
 7.  Choice Point Inc.                       2.3
 8.  L-3 Communications Holdings             2.1
 9.  Microchip Technology Inc.               2.1
10.  Electronic Arts                         1.8

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  Medical & Related                      16.8
 2.  Electronics/Semiconductors             14.0
 3.  Computer & Related                      8.3
 4.  Education                               7.8
 5.  Computer Software                       7.7

---------------

* Excludes Short-Term Holdings.

+ Composition of Portfolio is subject to change.

The prices of small and medium company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (5.3%)
       600   *Alliant Techsystems Inc. ..........  $   38,280
     1,400   Lockheed Martin Corp. ..............      97,300
                                                   ----------
                                                      135,580
                                                   ----------
             AUTOMOBILE & RELATED (1.8%)
       900   Harley Davidson.....................      46,143
                                                   ----------
             BANKING (6.1%)
       500   Associate Banc Corp. ...............      18,855
       500   Commerce Bancorp Inc................      22,100
       600   Greater Bay Bancorp.................      18,456
       900   Independence Community Bank.........      25,857
       500   Investors Financial Services........      16,770
       800   New York Community Bancorp..........      21,680
       400   North Fork Bancorp..................      15,924
       600   Silicon Valley Bancshares...........      15,816
                                                   ----------
                                                      155,458
                                                   ----------
             BUILDING & CONTRUCTION (1.0%)
       800   *Shaw Group Inc. ...................      24,560
                                                   ----------
             BUSINESS SERVICES (3.1%)
     1,300   *Choice Point Inc. .................      59,111
       600   *Corporate Executive Board Co. .....      20,550
                                                   ----------
                                                       79,661
                                                   ----------
             COMPUTER & RELATED (8.3%)
       700   *Affiliated Computer Services.......      33,236
     2,000   *Bisys Group Inc. ..................      66,600
     1,300   *Brocade Communications Systems.....      22,724
       900   *Caci International Inc.-CL A.......      34,371
     1,200   *Dell Computer Corp. ...............      31,368
     2,500   *Extreme Networks Inc. .............      24,425
                                                   ----------
                                                      212,724
                                                   ----------
             COMPUTER SOFTWARE (7.7%)
     1,200   *Activision Inc. ...................      34,872
       500   Adobe Systems Inc. .................      14,250
       700   *Electronic Arts....................      46,235
     1,000   *J.D. Edwards.......................      12,150
       800   *JDA Software Group Inc. ...........      22,608
     1,800   *Plumtree Software Inc. ............       8,964
     1,200   *Retek Inc. ........................      29,160
       600   *Symantec Corp. ....................      19,710
       400   *Websense Inc. .....................      10,228
                                                   ----------
                                                      198,177
                                                   ----------
             DRUGS/BIOTECHNOLOGY (1.7%)
       400   *Forest Laboratories CL A...........      28,320
       600   *Noven Pharmaceuticals..............      15,300
                                                   ----------
                                                       43,620
                                                   ----------

                                                      FAIR
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             EDUCATION (7.8%)
     1,950   *Apollo Group Inc. .................  $   76,869
     1,000   *Career Education Corp. ............      45,000
     1,800   *Corinthian Colleges Inc. ..........      61,002
       400   *Education Management Corp. ........      16,292
                                                   ----------
                                                      199,163
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (14.0%)
     1,300   *Applied Materials Inc. ............      24,726
       900   *Cree Inc. .........................      11,907
       900   *Emulex Corp. ......................      20,259
     1,200   *Fairchild Semiconductor Intl.
              CL-A...............................      29,160
       900   *Intersil Corp. ....................      19,242
       400   *KLA-Tenecor Corp. .................      17,596
     1,500   *Lam Research Group.................      26,970
     1,950   *Microchip Technology Inc. .........      53,489
     1,000   *Novellus Systems Inc. .............      34,000
       100   *Qlogic Corp. ......................       3,810
     1,200   *Semtech Corp. .....................      32,040
     1,200   *Teradyne Inc. .....................      28,200
     1,900   Texas Instruments...................      45,030
       600   *Vishay Intertechnology Inc. .......      13,200
                                                   ----------
                                                      359,629
                                                   ----------
             FOOD & RELATED (3.0%)
     1,500   Anheuser-Busch Companies Inc. ......      75,000
                                                   ----------
             INSURANCE (2.4%)
       800   *Mid-Atlantic Medical Svcs Inc. ....      25,080
       400   Unitedhealth Group Inc. ............      36,620
                                                   ----------
                                                       61,700
                                                   ----------
             MEDICAL & RELATED (16.8%)
       600   *Accredo Health Inc. ...............      27,684
     1,500   *Advance PCS........................      35,910
     1,400   *Community Health Systems...........      37,520
       800   *Coventry Health Care Inc. .........      22,736
       500   *Express Scripts Inc. ..............      25,055
       400   The Healthcare Company..............      19,580
       900   *Laboratory Corp of America.........      41,085
       900   *Life Point Hospitals Inc. .........      32,679
       400   *Patterson Dental Co. ..............      20,132
       600   *St Jude Medical....................      44,310
       700   *Steris Corp. ......................      13,377
       800   *Triad Hospitals Inc. ..............      33,904
     1,500   *Varian Medical Systems Inc. .......      60,825
       200   Wellpoint Health Networks...........      15,885
                                                   ----------
                                                      430,682
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (5.4%)
       700   Ensco International Inc. ...........  $   19,082
       500   Global Santa Fe Corp. ..............      13,675
       500   *Nabors Industries Ltd. ............      17,650
       700   *National-Oilwell Inc. .............      14,735
       400   *Noble Corp. .......................      15,440
     1,300   *Transocean Sedco Forex Inc. .......      40,495
       400   *Weatherford International..........      17,280
                                                   ----------
                                                      138,357
                                                   ----------
             RETAIL (5.6%)
     1,300   *Copart Inc. .......................      21,099
       500   *Dollar Tree Stores Inc. ...........      19,705
       700   *Michaels Stores....................      27,300
       700   Ross Stores Inc. ...................      28,525
       600   *Whole Foods Market Inc. ...........      28,932
       600   *Williams-Sonoma Inc. ..............      18,396
                                                   ----------
                                                      143,957
                                                   ----------
             RESTAURANTS (4.6%)
     1,100   *Cheesecake Factory.................      39,028
     1,000   Dardeen Restaurants.................      24,700
       600   *Sonic Corp. .......................      18,846
     1,400   *Starbucks Corp. ...................      34,790
                                                   ----------
                                                      117,364
                                                   ----------
             TELECOMMUNICATIONS & RELATED (3.2%)
     1,700   *Advanced Fibre Communications......      28,118
     1,000   *L-3 Communications Holdings........      54,000
                                                   ----------
                                                       82,118
                                                   ----------

                                                      FAIR
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             WASTE DISPOSAL (0.8%)
       600   *Stericycle Inc. ...................  $   21,246
                                                   ----------
             TOTAL U.S. COMMON STOCKS (98.6%)....  $2,525,139
                                                   ----------

   FACE                                               FAIR
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (5.4%)
$  138,000   US Bank Repo 1.350% 07/01/02
              Repurchase Price: $138,016
              Collateralized by FHR
              Market Value: $140,765
              Face Value: $141,784
              Due: 10/15/31
              Interest: 3.04%....................  $  138,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS
              (5.4%).............................  $  138,000
                                                   ----------
             TOTAL INVESTMENTS (104.0%)
             (COST $2,647,847) (a)...............  $2,663,139
                                                   ----------
             LIABILITIES, NET OF
              CASH & RECEIVABLES (-4.0%).........    (102,395)
                                                   ----------
             NET ASSETS (100.0%).................  $2,560,744
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $16,123.

FHR -- Freddie Mac Remic

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2002


Assets:
  Investments in securities, at fair value
    (Cost $2,647,847)........................  $2,663,139
  Cash.......................................         109
  Receivable for securities sold.............      60,712
  Dividends and accrued interest
    receivable...............................          65
                                               ----------
    Total assets.............................   2,724,025
                                               ----------
Liabilities:
  Payable for securities purchased...........     125,525
  Payable for investment management services
    (note 3).................................       2,138
  Accrued 12b-1 fees.........................       1,895
  Accrued audit expense......................       8,087
  Accrued registration expense...............       2,646
  Accrued accounting and transfer agent
    expenses.................................      14,928
  Accrued printing and proxy expenses........       3,349
  Other accrued expenses.....................       4,713
                                               ----------
    Total liabilities........................     163,281
                                               ----------
Net assets...................................  $2,560,744
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      602
  Paid-in capital in excess of par value.....   6,273,164
  Accumulated net realized loss on
    investments..............................  (3,728,314)
  Net unrealized appreciation on
    investments..............................      15,292
                                               ----------
Net assets...................................  $2,560,744
                                               ==========
Shares outstanding...........................     602,483
Net asset value per share....................  $     4.25
                                               ==========
Maximum offering price per share
  ($4.25/95%)................................  $     4.47
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 2002


Investment income:
  Interest...................................  $     4,940
  Dividends..................................        3,903
                                               -----------
    Total investment income..................        8,843
                                               -----------
Expenses:
  Management fees (note 3)...................       30,216
  12b-1 fees.................................        7,952
  Custodian fees.............................        4,904
  Directors' fees............................        1,284
  Professional fees..........................        9,115
  Transfer agent and accounting fees.........       35,478
  Filing fees................................        7,036
  Printing, proxy and postage fees...........        3,604
  Other......................................          233
                                               -----------
    Total expenses...........................       99,822
                                               -----------
    Less expenses voluntarily reduced or
      reimbursed by advisor (note 3).........      (32,644)
                                               -----------
    Net expenses.............................       67,178
                                               -----------
    Net investment loss......................      (58,335)
                                               -----------
  Realized and unrealized gain (loss) on investments:
    Net realized loss on investments.........   (1,074,098)
    Change in unrealized appreciation
      (depreciation) on investments..........     (249,558)
                                               -----------
      Net loss on investments................   (1,323,656)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(1,381,991)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED JUNE 30,
                                                              ---------------------------
                                                                 2002            2001
                                                              -----------     -----------
From operations:
  Net investment loss.......................................  $   (58,335)    $  (105,577)
  Net realized loss on investments..........................   (1,074,098)     (2,451,966)
  Change in unrealized appreciation (depreciation) on
    investments.............................................     (249,558)     (1,962,984)
                                                              -----------     -----------
      Net decrease in net assets from operations............   (1,381,991)     (4,520,527)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................            0      (2,451,887)
  Return of capital.........................................            0         (82,362)
                                                              -----------     -----------
    Total dividends and distributions.......................            0      (2,534,249)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................       49,304         417,652
  Received from dividends reinvested........................            0       2,527,873
  Paid for shares redeemed..................................     (313,452)       (554,526)
                                                              -----------     -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (264,148)      2,390,999
                                                              -----------     -----------
         Decrease in net assets.............................   (1,646,139)     (4,663,777)
Net Assets:
  Beginning of year.........................................    4,206,883       8,870,660
                                                              -----------     -----------
  End of year...............................................  $ 2,560,744     $ 4,206,883
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED JUNE 30,
                                                              ---------------------------------------------------
                                                               2002        2001       2000       1999       1998
                                                              -------     ------     ------     ------     ------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $  6.41     $20.78     $12.13     $10.60     $ 9.86
Income (loss) from investment operations:
  Net investment loss.......................................    (0.10)     (0.16)(a)  (0.30)     (0.18)     (0.16)
  Net realized and unrealized gain (loss) on investments....    (2.06)     (8.47)     11.86       1.71       0.90
                                                              -------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    (2.16)     (8.63)     11.56       1.53       0.74
                                                              -------     ------     ------     ------     ------
Less distributions:
  Distributions from net realized capital gains.............     0.00      (5.55)     (2.91)      0.00       0.00
  Return of capital.........................................     0.00      (0.19)      0.00       0.00       0.00
                                                              -------     ------     ------     ------     ------
      Total distributions...................................     0.00      (5.74)     (2.91)      0.00       0.00
                                                              -------     ------     ------     ------     ------
Net asset value, end of year................................  $  4.25     $ 6.41     $20.78     $12.13     $10.60
                                                              =======     ======     ======     ======     ======
Total return................................................   (33.70%)   (49.88%)   102.02%     14.43%      7.51%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $   2.6     $  4.2     $  8.9     $  4.6     $  5.3
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................     2.12%      2.05%      2.00%      1.98%      2.06%
    Net investment loss.....................................    (1.84%)    (1.63%)    (1.82%)    (1.81%)    (1.65%)
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................     3.14%      2.31%      2.00%      2.42%      2.12%
Portfolio turnover rate.....................................      228%       152%       247%       148%       116%

(a) Calculated on an average share method.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                    (19.66)%       (23.67)%
Since inception
  (12/15/99)                (13.76)%       (15.74)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The S&P 500 Index Portfolio returned (19.66)% (without sales charge) for the year ending June 30, 2002 versus (17.97)% for the S&P 500 Index. The Portfolio's correlation with the S&P 500 Index was 99.36%. The correlation between the Portfolio and the Index is due to the use of S&P 500 Index futures and investment guidelines that limit the portfolio's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the Portfolio's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                           S&P 500 INDEX PORTFOLIO (WITH MAX.
                                                           SALES CHARGE IMPOSED AT THE TIME OF
                                                             INITIAL INVESTMENT) (COMMENCED
                                                              OPERATIONS DECEMBER 15, 1999)               S&P 500 INDEX
                                                           -----------------------------------            -------------
12/99                                                                        9500                              10000
                                                                          10060.5                              10400
6/00                                                                       9831.1                            10355.3
                                                                           8775.3                             9452.3
6/01                                                                       8108.3                               8819
                                                                           7638.9                             8329.5
6/02                                                                       6514.4                             7234.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2002*+

                                       % of Net Assets
 1.  S&P 500 Depositary Receipt              3.6
 2.  Microsoft Corp.                         2.5
 3.  Wal-Mart Stores Inc.                    2.1
 4.  General Electric Co.                    1.9
 5.  Exxon Mobile Corp.                      1.8
 6.  Citigroup Inc.                          1.7
 7.  Johnson & Johnson                       1.6
 8.  Procter & Gamble Co.                    1.5
 9.  American International Group            1.4
10.  Pfizer Inc.                             1.3

 TOP 5 INDUSTRIES AS OF JUNE 30, 2002+

                                       % of Net Assets
 1.  Financial Services                     14.2
 2.  Automotive & Related                    9.9
 3.  Retail                                  8.5
 4.  Insurance Services                      6.6
 5.  Banking                                 6.1

---------------

* Excludes Short-Term Holdings.

+ Composition of Portfolio is subject to change.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           AEROSPACE (2.0%)
     600   Boeing Co. ...........................  $   27,000
     500   Honeywell International Inc. .........      17,615
     400   United Technologies Corp. ............      27,160
                                                   ----------
                                                       71,775
                                                   ----------
           AUTOMOTIVE & RELATED (0.5%)
   1,223   Ford Motor Corp. .....................      19,568
      91   Visteon Corp. ........................       1,292
                                                   ----------
                                                       20,860
                                                   ----------
           BANKING (6.1%)
     400   Bank of America Corp. ................      28,144
     900   Bank One Corp. .......................      34,632
   1,546   Citigroup Inc. .......................      59,908
     100   Fifth Third Bancorp...................       6,665
     850   Fleet Boston Financial Corp. .........      27,498
   1,100   JP Morgan Chase & Co. ................      37,312
     400   US Bancorp............................       9,340
     300   Wachovia Corp. .......................      11,454
     150   Washington Mutual Inc. ...............       5,567
                                                   ----------
                                                      220,520
                                                   ----------
           BROADCAST RADIO & TV (0.1%)
     200   *Comcast Corp. CL A Special...........       4,768
                                                   ----------
           CHEMICALS (0.6%)
     500   Du Pont (E.I.) De Nemours.............      22,200
                                                   ----------
           COMMERCIAL SERVICES (0.1%)
     200   *Cendant Corp. .......................       3,176
                                                   ----------
           COMPUTER & RELATED (3.0%)
   2,500   *Cisco Systems Inc. ..................      34,875
   1,100   *Dell Computer Corp. .................      28,754
     500   Hewlett-Packard Co. ..................       7,640
     500   Intl. Business Machines...............      36,000
                                                   ----------
                                                      107,269
                                                   ----------
           COMPUTER SOFTWARE (3.4%)
     100   Automatic Data Processing Inc. .......       4,355
     300   Computer Associates Intl. Inc. .......       4,767
   1,650   *Microsoft Corp. .....................      90,255
   2,400   *Oracle Corp. ........................      22,728
                                                   ----------
                                                      122,105
                                                   ----------
           CONSUMER PRODUCTS (3.5%)
     500   Gillette Co. .........................      16,935
   1,100   Johnson & Johnson.....................      57,486
     600   Procter & Gamble Co. .................      53,580
                                                   ----------
                                                      128,001
                                                   ----------
           DRUGS/BIOTECHNOLOGY (3.9%)
     400   Bristol-Myers Squibb..................      10,280
     650   Merck & Co. Inc. .....................      32,916
   1,375   Pfizer Inc. ..........................      48,125
     700   Pharmacia Corp. ......................      26,215
   1,000   Schering-Plough Corp. ................      24,600
                                                   ----------
                                                      142,136
                                                   ----------

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (2.6%)
     450   Emerson Electric Co. .................  $   24,080
   2,400   General Electric Co. .................      69,720
                                                   ----------
                                                       93,800
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (2.7%)
       9   *Agere Systems Inc. ..................          13
   1,100   *Applied Materials Inc. ..............      20,922
   2,300   Intel Corp. ..........................      42,021
     500   *Solectron Corp. .....................       3,075
     500   Teradyne Inc. ........................      11,750
     400   Texas Instruments.....................       9,480
     550   *Thomas & Betts Corp. ................      10,230
                                                   ----------
                                                       97,491
                                                   ----------
           ENTERTAINMENT & LEISURE (0.7%)
   1,350   The Walt Disney Co. ..................      25,515
                                                   ----------
           FINANCIAL SERVICES (2.9%)
     800   American Express Co. .................      29,056
     200   Fannie Mae............................      14,750
     200   Fed Home Loan Mtg Co. ................      12,240
     350   Lehman Bros. Holdings Inc. ...........      21,882
     200   Morgan Stanley Dean Witters...........       8,616
     400   Wells Fargo Co. ......................      20,024
                                                   ----------
                                                      106,568
                                                   ----------
           FOOD & RELATED (3.9%)
     200   Amheuser-Busch Companies Inc. ........      10,000
     500   Campbell Soup Co. ....................      13,830
     800   Coca-Cola Co. ........................      44,800
     800   *Kroger Co. ..........................      15,920
     800   Philip Morris Co. Inc. ...............      34,944
   1,000   Sara Lee Corp. .......................      20,640
                                                   ----------
                                                      140,134
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.2%)
     100   Weyerhaeuser Co. .....................       6,385
                                                   ----------
           INSURANCE SERVICES (1.5%)
     100   Allstate Corp. .......................       3,698
     750   American International Group..........      51,172
                                                   ----------
                                                       54,870
                                                   ----------
           MANUFACTURING (1.0%)
     300   Avery Dennison Co. ...................      18,825
     400   Parker Hannifin.......................      19,116
                                                   ----------
                                                       37,941
                                                   ----------
           MEDICAL & RELATED (2.2%)
     600   *Amgen Inc. ..........................      25,128
     800   *Boston Scientific Corp. .............      23,456
     100   Cardinal Health Inc. .................       6,141
     100   HCA -- The Healthcare Company.........       4,750
     300   Medtronics Inc. ......................      12,855
     100   Tenet Healthcare Corp. ...............       7,155
                                                   ----------
                                                       79,485
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2002

                                                      FAIR
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           MULTIMEDIA (0.6%)
   1,000   *AOL Time Warner Inc. ................  $   14,710
     200   *Viacom Inc -CL B.....................       8,874
                                                   ----------
                                                       23,584
                                                   ----------
           OIL, ENERGY & NATURAL GAS (2.9%)
     100   El Paso Corp. ........................       2,061
   1,600   Exxon Mobil Corp. ....................      65,472
   1,000   Marathon Oil Corp. ...................      27,120
     200   Schlumberger..........................       9,300
                                                   ----------
                                                      103,953
                                                   ----------
           RESTAURANTS (0.9%)
   1,200   McDonalds Corp. ......................      34,140
                                                   ----------
           RETAIL (4.4%)
     500   GAP Inc. .............................       7,100
   1,200   Home Depot Inc. ......................      44,076
     100   *Kohls Department Stores..............       7,008
     600   Target Corp. .........................      22,860
   1,400   Wal-Mart Stores Inc. .................      77,014
                                                   ----------
                                                      158,058
                                                   ----------
           TELECOMMUNICATIONS & RELATED (3.0%)
   1,900   AT&T Corp. ...........................      20,330
     611   *AT&T Wireless Services...............       3,574
     500   *Avaya................................       2,475
     850   *Lucent Technologies Inc. ............       1,410
     500   Motorola Inc. ........................       7,210
     600   *Qualcomm Inc. .......................      16,494
   1,300   SBC Communications Inc. ..............      39,650
     400   Verizon Communications................      16,060
                                                   ----------
                                                      107,203
                                                   ----------
           UTILITIES (1.3%)
     100   Dominian Resources....................       6,620
     500   Duke Power............................      15,550
   1,300   *Edison International.................      22,100
     100   Southern Co. .........................       2,740
                                                   ----------
                                                       47,010
                                                   ----------
           TOTAL U.S. COMMON STOCKS (54.0%)......  $1,958,947
                                                   ----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
          BERMUDA (1.0%)
          MANUFACTURING (1.0%)
    500   Ingersoll-Rand Co. ...................  $   22,830
    900   Tyco Intl. Ltd. ......................      12,159
                                                  ----------
                                                      34,989
                                                  ----------
          NETHERLANDS (1.3%)
          OIL, ENERGY & NATURAL GAS (1.3%)
    850   Royal Dutch Petroleum.................      46,980
                                                  ----------

                                                     FAIR
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
          CANADA (0.1%)
          TELECOMMUNICATIONS & RELATED (0.1%)
  1,200   *Nortel Networks Corp. ...............  $    1,740
                                                  ----------
          TOTAL FOREIGN COMMON STOCKS (2.4%)....  $   83,709
                                                  ----------
          TOTAL COMMON STOCKS (56.4%)...........  $2,042,656
                                                  ----------

                                                      FAIR
 SHARES              DEPOSITORY RECEIPTS             VALUE
------------------------------------------------------------
$  1,325   S&P 500 Depository Receipt.............  $131,122
                                                    --------
           TOTAL DEPOSITORY RECEIPTS (3.6%).......  $131,122
                                                    --------

  FACE                                                FAIR
 AMOUNT             SHORT-TERM NOTES (a)             VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (9.4%)
$159,000   Ford Motor Credit Corp.
           1.970% 07/10/02.......................  $  158,932
 182,000   General Motors Acceptance 1.800%
            07/11/02.............................     181,909
                                                   ----------
                                                      340,841
                                                   ----------
           FINANCIAL SERVICES (11.3%)
 118,000   American Express 1.650% 07/09/02......     117,956
 188,000   American General Finance 1.700%
            07/01/02.............................     188,000
 102,000   Household Finance Corp. 1.600%
            07/03/02.............................     101,991
                                                   ----------
                                                      407,947
                                                   ----------
           INSURANCE SERVICES (5.1%)
 185,000   Prudential Funding Corp.
           1.600% 07/02/02.......................     184,992
                                                   ----------
           MACHINERY (3.6%)
 132,000   John Deere Capital Corp.
           1.700% 07/05/02.......................     131,975
                                                   ----------
           RETAIL (4.1%)
 149,000   Sears Roebuck Acceptance Corp. 1.750%
            07/08/02.............................     148,949
                                                   ----------
           TOTAL SHORT-TERM NOTES (33.5%)........  $1,214,704
                                                   ----------
           TOTAL INVESTMENTS (93.5%)
            (COST $4,267,222)(b).................  $3,388,482
                                                   ----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (6.5%)............     237,390
                                                   ----------
           NET ASSETS (100.0%)...................  $3,625,872
                                                   ==========

                                                   UNREALIZED
CONTRACTS                                         DEPRECIATION
--------------------------------------------------------------
            Futures Contracts Purchased (1)
             (Delivery Month/Value at 6/30/02)
       6    S&P 500 Index Futures
             (September 2002/$1,015)............   $  (37,350)
                                                   ----------
--------

  *  Non-income producing securities.
(a)  The short-term notes are pledged as collateral for the S&P
     500 Futures Contracts.
(b) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $24,084.
(1) The futures contracts are hedged by commercial paper and cash on deposit with a combined market value of $1,517,272.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                                   June 30, 2002


Assets:
  Investments in securities, at fair value
    (note 1) (Cost $4,267,222)...............  $3,388,482
  Cash.......................................       4,821
  Dividends and accrued interest
    receivable...............................         336
  Deposits with brokers for margin
    requirements on futures..................     302,224
  Dividends and accrued interest
    receivable...............................       2,843
                                               ----------
    Total assets.............................   3,698,706
                                               ----------
Liabilities:
  Variation margin on futures................      37,350
  Payable for investment management services
    (note 3).................................         476
  Accrued 12b-1 fees.........................       2,416
  Accrued audit expense......................       6,413
  Accrued registration expense...............       5,832
  Accrued accounting and transfer agent
    expenses.................................      11,230
  Accrued printing and proxy expenses........       2,484
  Other accrued expenses.....................       3,185
  Dividends payable..........................       3,448
                                               ----------
    Total liabilities........................      72,834
                                               ----------
Net assets...................................  $3,625,872
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      553
  Paid-in capital in excess of par value.....   5,528,393
  Accumulated net realized loss on
    investments..............................    (986,984)
  Net unrealized depreciation on:
    Investments..............................    (878,740)
    Futures contracts........................     (37,350)
                                               ----------
Net assets...................................  $3,625,872
                                               ==========
Shares outstanding...........................     552,529
Net assets...................................  $     6.56
                                               ==========
Maximum offering price per share
  ($6.56/95%)................................  $     6.91
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 2002


Investment income:
  Interest....................................  $  31,083
  Dividends...................................     35,348
                                                ---------
    Total investment income...................     66,431
                                                ---------
Expenses:
  Management fees (note 3)....................     16,876
  12b-1 fees..................................     10,548
  Custodian fees..............................      4,903
  Directors' fees.............................      1,089
  Professional fees...........................      7,275
  Transfer agent and accounting fees..........     29,263
  Filing fees.................................      6,026
  Printing, proxy and postage fees............      2,386
  Other.......................................        201
                                                ---------
    Total expenses............................     78,567
    Less expenses voluntarily reduced or
      reimbursed by advisor (note (3).........    (23,624)
                                                ---------
    Net expenses..............................     54,943
                                                ---------
    Net investment income.....................     11,488
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss on:
    Investments...............................   (137,192)
    Futures contracts.........................   (404,365)
  Change in unrealized appreciation
    (depreciation) on:
    Investments...............................   (386,690)
    Futures contracts.........................     23,250
                                                ---------
      Net loss on investments.................   (904,997)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(893,509)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED JUNE 30,
                                                              --------------------------
                                                                 2002            2001
                                                              -----------     ----------
From operations:
  Net investment income.....................................  $    11,488     $   49,436
  Net realized loss on investments and futures contracts....     (541,557)      (421,096)
  Change in unrealized appreciation (depreciation) on
    investments.............................................     (363,440)      (618,998)
                                                              -----------     ----------
    Net decrease in net assets from operations..............     (893,509)      (990,658)
                                                              -----------     ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (11,488)       (50,075)
  Capital gains distributions...............................            0       (119,247)
  Return of capital.........................................       (7,050)       (29,475)
                                                              -----------     ----------
    Total dividends and distributions.......................      (18,538)      (198,797)
                                                              -----------     ----------
From capital share transactions (note 4):
  Received from shares sold.................................      118,536        406,038
  Received from dividends reinvested........................        1,427        168,537
  Paid for shares redeemed..................................     (250,554)      (255,833)
                                                              -----------     ----------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     (130,591)       318,742
                                                              -----------     ----------
      Decrease in net assets................................   (1,042,638)      (870,713)
Net Assets:
  Beginning of year.........................................    4,668,510      5,539,223
                                                              -----------     ----------
  End of year...............................................  $ 3,625,872     $4,668,510
                                                              ===========     ==========

 FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED JUNE 30,
                                                              --------------------     DECEMBER 15, 1999
                                                               2002         2001       TO JUNE 30, 2000
                                                              -------     --------     -----------------
Per share operating performance (For a share of capital
  stock outstanding
  throughout the year):
Net asset value, beginning of year..........................  $  8.19     $  10.32         $  10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.03         0.09             0.03
  Net realized and unrealized gain (loss) on investments....    (1.63)       (1.86)            0.32
                                                              -------     --------         --------
    Total income (loss) from investment operations..........    (1.60)       (1.77)            0.35
                                                              -------     --------         --------
Less distributions:
  Distributions from net investment income..................    (0.02)       (0.09)           (0.03)
  Distributions from net realized capital gains.............     0.00        (0.22)            0.00
  Return of capital.........................................    (0.01)       (0.05)            0.00
                                                              -------     --------         --------
    Total distributions.....................................    (0.03)       (0.36)           (0.03)
                                                              -------     --------         --------
Net asset value, end of year................................  $  6.56     $   8.19         $  10.32
                                                              =======     ========         ========
Total return................................................   (19.66%)    (17.53%)            3.49% (b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)........................  $   3.6     $    4.7         $    5.5
Ratios to average net assets:
  Ratio net of expenses voluntarily reduced or reimbursed by advisor (note 3):
    Expenses................................................     1.30%       1.60%             1.59% (a)
    Net investment income...................................     0.27%       0.97%             0.56% (a)
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................     1.86%       1.85%             1.61% (a)
Portfolio turnover rate.....................................       10%         17%              247%

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of eight separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth. Current income is incidental to the objective of capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Core Growth Portfolio -- long-term capital appreciation.

   - S&P 500 Index Portfolio-total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   There are no assurances these objectives will be met.

   The following is a summary of signifigant accounting policies followed by the Fund in preparation of its financial statements:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight-line basis. For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in over-the-counter markets are valued at the last sale price on the day of valuation, or, if there has been no sale that day, at the mean between the bid and asked prices reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last sale price at 4:00 p.m. Eastern time, or if there has been no sale for that day, at the mean between the bid and asked prices reported as of 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or a matrix method provided by independent pricing services. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

   DISTRIBTIONS TO SHAREHOLDERS

   For the Money Market and Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these two portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   FOREIGN CURRENCY

   All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation. Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International Portfolio, would not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International Portfolio are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the International Portfolio is presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

   FOREIGN CURRENCY CONTRACTS

   The Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   OPTION WRITING AND FINANCIAL FUTURES CONTRACTS

   Each Portfolio (other than the Money Market Portfolio), for hedging purposes, may, (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, (d) purchase and sell financial index options and (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular Portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   SECURITIES, TRANSACTIONS AND RELATED INCOME

   Securities transactions and related income are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International Portfolio in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   REPURCHASE AGREEMENTS

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At June 30, 2002, the Money Market, Income, Growth, Small Cap, International and Core Growth Portfolios invested in repurchase agreements in which the aggregate amounted to $23,499,000. These securities are collaterized by various FHR and U.S. Treasury certificates with a market value of $23,973,902. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   4(2) PAPER AND 144A SECURITIES

   4(2) Paper is issued pursuant to section 4(2) of the Securities Act of 1933, which exempts the issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets.

   144 (A) Securities in which the Fund invests may include securities issued by companies without registration under the Securities Act of 1933, as amended the ("1933 Act"), in reliance on the private resales of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by the Fund in Rule 144A securities could have the effect of increasing the illiquidity of the Fund during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Fund's advisor has determined that a liquid trading market exists for such securities using procedures approved by the Board if Director's. The Fund's advisor has determined, using Board approved procedures, these securities to be liquid, unless otherwise noted.

   FEDERAL INCOME TAXES

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   EXPENSE ALLOCATION

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a Portfolio are allocated on the basis of relative net assets.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 2001 to June 30, 2002 were as follows:

                                             INCOME &                   SMALL                          CORE       S&P 500
                                 INCOME       GROWTH       GROWTH        CAP        INTERNATIONAL     GROWTH       INDEX
                                ---------   ----------   ----------   ----------    -------------   ----------   ----------
   Purchases..................  $       0   $7,168,519   $9,469,321   $1,125,066     $ 8,258,208    $7,181,573   $  253,810
   Sales......................  $ 131,851   $7,023,445   $9,745,084   $1,165,755     $10,611,140    $7,606,826   $  413,526

   Cost for federal income tax purposes differs from fair value by net unrealized appreciation/depreciation of securities as follows:

                                             INCOME &                   SMALL                          CORE       S&P 500
                                 INCOME       GROWTH       GROWTH        CAP        INTERNATIONAL     GROWTH       INDEX
                                ---------   ----------   ----------   ----------    -------------   ----------   ----------
   Gross unrealized:
     Appreciation.............  $ 166,416   $  301,118   $  213,340   $  367,953     $  397,737     $  200,600   $   93,665
     Depreciation.............   (391,948)    (943,252)    (873,000)    (484,634)      (506,458)      (201,431)    (996,489)
                                ---------   ----------   ----------   ----------     ----------     ----------   ----------
   Net unrealized Appreciation
     (Depreciation)...........   (225,532)    (642,134)    (659,660)    (116,681)      (108,721)          (831)    (902,824)
                                =========   ==========   ==========   ==========     ==========     ==========   ==========

3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with ONI, a wholly owned subsidiary of Ohio National Life Insurance Company ("ONLIC"), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

   For assets held in the Money Market, Income, Income & Growth, Growth, Small Cap, and S&P 500 Index Portfolios, the fees are as follows:

                                                             MONEY             INCOME &            SMALL   S&P 500
                                                             MARKET   INCOME    GROWTH    GROWTH    CAP     INDEX
                                                             ------   ------   --------   ------   -----   -------
   First $100 mil..........................................   0.30%    0.50%     0.50%     0.50%   0.65%    0.40%
   Next $150 mil...........................................   0.25%    0.40%     0.40%     0.40%   0.55%    0.35%
   Over $250 mil...........................................   0.20%    0.30%     0.30%     0.30%   0.45%    0.33%

   For the International Portfolio, ONI is paid a fee at an annual rate of 0.90% of the Portfolios' average daily net asset values. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the Portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of Portfolio assets in excess of $150 million for directing the investment and reinvestment of the Portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for the Money Market, Income, Income & Growth, Growth, and Small Cap Portfolios, 0.05% of average net assets for the International Portfolio and 0.25% of average net assets for the S&P 500 Index Portfolio. Management fees waived for the year ending June 30, 2002 were $20,380, $8,551, $12,685, $9,555, $4,172, $3,502,and $10,548 for the Money Market, Income, Income & Growth, Growth, Small Cap, International and S&P 500 Index Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their daily net assets. For the year ended June 30, 2002 the reimbursement was $2,444, $1,515, $1,988, $15,231,
   $18,651, $24,644, $32,644 and $13,076 for the Money Market, Income, Income &
   Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., the Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, US Bancorp Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Fund. Effective March 1, 2001, the Fund's custodian for those Portfolios other than the International Portfolio is US Bank Institutional Trust and Custody, 425 Walnut Street, Cincinnati, Ohio. The custodian for the International Portfolio is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, US Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the fiscal year ended June 30, 2002 were as follows:

                                                    MONEY MARKET                  INCOME                 INCOME & GROWTH
                                              ------------------------    -----------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                               6-30-02       6-30-01       6-30-02      6-30-01       6-30-02      6-30-01
                                              ----------   -----------    ----------   ----------    ----------   ----------
   Capital shares issued on sales...........   5,746,214    12,396,462         5,719        8,836        28,406       45,971
   Capital shares issued on reinvested
     dividends..............................     108,831       389,881         4,651        5,760        13,175      110,740
   Capital shares redeemed..................  (7,593,876)  (12,794,613)      (25,164)     (29,636)     (100,843)    (122,875)
   Net Increase/Decrease....................  (1,738,831)       (8,270)      (14,794)     (15,040)      (59,262)      33,836

                                                       GROWTH                    SMALL CAP                INTERNATIONAL
                                              ------------------------    -----------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                               6-30-02       6-30-01       6-30-02      6-30-01       6-30-02      6-30-01
                                              ----------   -----------    ----------   ----------    ----------   ----------
   Capital shares issued on sales...........      30,045        28,599        13,783        9,763        10,642       27,929
   Capital shares issued on reinvested
     dividends..............................      55,543       163,576             0            0        34,663      330,464
   Capital shares redeemed..................    (101,102)      (96,929)      (34,991)     (32,059)     (141,391)    (154,744)
   Net Increase/Decrease....................     (15,514)       95,246       (21,208)     (22,296)      (96,086)     203,649

                                                    CORE GROWTH                S&P 500 INDEX
                                              ------------------------    -----------------------
                                              YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED
                                               6-30-02       6-30-01       6-30-02      6-30-01
                                              ----------   -----------    ----------   ----------
   Capital shares issued on sales...........       9,942        30,345        15,495       44,545
   Capital shares issued on reinvested
     dividends..............................           0       274,173           198       18,747
   Capital shares redeemed..................     (63,620)      (75,279)      (33,429)     (29,995)
   Net Increase/Decrease....................     (53,678)      229,239       (17,736)      33,297

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 2002 were approximately $351, $11,258, $5,063, $1,247, $2,289, $906 and $2,953 for the Income, Income & Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other seven portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

5) FINANCIAL FUTURES CONTRACTS

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at June 30, 2002 are as follows:

                                                   EXPIRATION   UNDERLYING FACE   UNREALIZED       CASH DEPOSITED
   PORTFOLIO                PURCHASED                 DATE      AMOUNT AT VALUE   GAIN/LOSS    AS MARGIN REQUIREMENT
   ---------      ------------------------------   ----------   ---------------   ----------   ----------------------
   S&P 500 Index  6 Long S&P 500 Index Contracts     Sept 02      $1,522,500       $(37,350)          $302,224

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

7) FOREIGN CURRENCY CONTRACTS

   The International Portfolio enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of June 30, 2001, the International Portfolio had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT    CURRENCY TO BE DELIVERED     U.S. $       CURRENCY TO BE RECEIVED      U.S. $           UNREALIZED
    DATES      --------------------------   VALUE AT     --------------------------   VALUE AT     --------------------
   THROUGH       AMOUNT         TYPE         6/30/01       AMOUNT         TYPE         6/30/01       GAIN       LOSS
  ----------   ----------  --------------  -----------   ----------  --------------  -----------   --------   ---------
   10/05/01    388,000     New Zealand     $  156,946    186,046     U.S. Dollar     $  186,046    $ 29,100          --
   10/05/01    206,455     U.S. Dollar        206,455    388,000     New Zealand        156,946          --    $(49,509)
                                           ----------                                ----------    --------   ---------
                                           $  363,401                                $  342,992    $ 29,100    $(49,509)
                                           ==========                                ==========    ========   =========

   As of June 30, 2002, the International Portfolio had no forward currency contracts.

8) FEDERAL INCOME TAX INFORMATION

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities as of June 30, 2002 the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments to capital:

                                                                 UNDISTRIBUTED NET      ACCUMULATED NET
                                                                    INVESTMENT        REALIZED GAIN/(LOSS)
                                                                   INCOME/(LOSS)         ON INVESTMENTS
                                                                 -----------------    --------------------
   Money Market Portfolio......................................       $13,184               $     0
   Income & Growth Portfolio...................................          (708)                1,509
   Growth Portfolio............................................        21,056                   883
   Small Cap Portfolio.........................................        33,501                    --
   International Portfolio.....................................        47,390                97,937
   Core Growth Portfolio.......................................        58,335                 2,985
   S&P 500 Index Portfolio.....................................         7,050                     0

   These reclassifications have no effect on net asset value per share.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2002
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For federal income tax purposes, the following portfolios have capital loss carryforwards as of June 30, 2002, which are available to offset future realized gains, if any:

                                                                   AMOUNT      EXPIRES
                                                                 ----------    -------
   Income Portfolio............................................  $      378    6/30/04
   Income & Growth Portfolio...................................      20,093    6/30/10
   Growth Portfolio............................................     450,127    6/30/10
   Small Cap Portfolio.........................................     695,799    6/30/07
   Small Cap Portfolio.........................................     128,597    6/30/08
   International Portfolio.....................................   2,970,338    6/30/10
   Core Growth Portfolio.......................................   3,436,813    6/30/10
   S&P 500 Index Portfolio.....................................     738,879    6/30/10

   The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carry over has been offset or expires.

9) OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

   Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following portfolios had post-October losses, which will be treated as arising on the first day of the fiscal year ended June 30, 2002:

   Income & Growth Portfolio...................................  $ 92,634
   Growth Portfolio............................................   562,821
   Small Cap Portfolio.........................................    40,901
   International Portfolio.....................................   989,854
   Core Growth Portfolio.......................................   275,387
   S&P 500 Index Portfolio.....................................   261,372

   For the year ended June 30, 2002, 81.2% and 100.0% of the ordinary income distributions paid by the Income & Growth and S&P 500 Index portfolios respectively, qualifies for the dividend received deduction available to corporate shareholders.

                    END OF NOTES TO THE FINANCIAL STATEMENTS

ONE FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ONE Fund, Inc. -- Money Market Portfolio, Income Portfolio, Income & Growth Portfolio, Growth Portfolio, Small Cap Portfolio, International Portfolio, Core Growth Portfolio, and S&P 500 Index Portfolio (collectively, the Portfolios), including the schedules of investments, as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
August 16, 2002

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DIRECTORS (UNAUDITED)

NAME, ADDRESS, AGE, POSITION(S) HELD
WITH FUND AND LENGTH OF SERVICE AS AN
OHIO NATIONAL INVESTMENTS, INC. DIRECTOR   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OTHER DIRECTORSHIPS HELD BY DIRECTORS
----------------------------------------   -------------------------------------------   ----------------------------------------
Ronald L. Benedict                         Corporate Vice President, Counsel and         Secretary of the Advisor
One Financial Way                          Secretary, ONLI
Cincinnati, Ohio
60, Secretary and Director since March
1975

James E. Bushman                           Director, President & CEO, Cast -- Fab        Director, The Midland Company, Hilltop
3040 Forrer Street                         Technologies Inc.                             Basic Resources, Inc., Littleford Group,
Cincinnati, Ohio                                                                         Inc., Portman Equipment Co., Rotex,
57, Director, Member of Audit and                                                        Inc., Steinhauser Printing Co., Ante
Independent Directors Committees since                                                   Investments, Inc., Carlisle Construction
March 2000                                                                               Co., Inc., EGC Constructions Co., Inc.,
                                                                                         Factory Power Co. and Security Systems
                                                                                         Equipment Corp.

Ross Love                                  Director, President & CEO, Blue Chip          Trustee, Health Alliance of Greater
615 Windings Way                           Enterprises LTD.                              Cincinnati; Director, Partnership for a
Cincinnati, Ohio                                                                         Drug Free America (Chairman of
56, Director, Member of Audit and                                                        African-American Task Force); Advisory
Independent Directors Committees since                                                   Board, Syracuse University School of
March 1977                                                                               Management; Director, Association of
                                                                                         National Advertisers.

John J. Palmer                             Executive Vice President, Strategic
One Financial Way                          Initiatives, ONLI.
Cincinnati, Ohio
63, President & Director since July 1997

George M. Vredeveld                        Professor of Economics, University of         Director of Center for Economic
University of Cincinnati                   Cincinnati                                    Education; Private Consultant Director
P.O. Box 210223 Cincinnati, Ohio                                                         of Benchmark Savings Bank
59, Director, Member of Audit and
Independent Directors Committees since
March 1996

Each Director listed above is also a Director of Ohio National Fund, Inc. and Manager of Dow(SM) Target Variable Fund LLC. They are responsible for all of the Portfolios of the respective Funds.

ONE Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 5837 Rev. 8/02